                                                                   Exhibit 10.24

                                 AMENDMENT NO. 6

     THIS AMENDMENT NO. 6 dated as of February 20, 2002 (this "Amendment") to
                                                               ---------
the Existing Credit Agreement referenced below is by and among HUGHES ELECTRONICS CORPORATION, a Delaware corporation (the `Borrower" or the
                                                      --------
"Company"), the Banks party hereto and BANK OF AMERICA, N.A., as Administrative
--------
Agent (in such capacity, the "Administrative Agent"). Capitalized terms used
                              --------------------
herein and not otherwise defined shall have the meanings provided in the Credit Agreement (defined below).

                               W I T N E S S E T H

     WHEREAS, a $750 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that Amended and Restated Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999 (as amended and modified, the "Existing Credit Agreement") among the Borrower,
                               -------------------------
the Banks identified therein, and the Administrative Agent;

     WHEREAS, the Borrower has requested an increase in the commitments and certain other modifications under the Existing Credit Agreement; and

     WHEREAS, the Banks have agreed to the requested modifications on the terms and conditions set forth herein;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     SECTION 1 Amendments to the Existing Credit Agreement. The Existing Credit
               -------------------------------------------
Agreement is hereby amended in the following respects:

          1.1 Subject to satisfaction of the terms and conditions set forth herein, the Existing Credit Agreement (together with the Exhibits and Schedules thereto) is hereby amended and restated in its entirety to read in the form attached as Exhibit A to this Amendment (as amended and
                             ---------
     restated, the "Credit Agreement").
                    ----------------

     SECTION 2 Intercreditor Agreements. The Banks by action of the Majority
               ------------------------
Banks hereby authorize and direct the Administrative Agent and the Collateral Agent to enter into each of the Intercreditor Agreements, in substantially the form attached as Exhibit B to this Amendment, on their behalf.
                 ---------

     SECTION 3 Representations and Warranties. The Borrower hereby affirms
               ------------------------------
that, after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

     SECTION 4 Conditions Precedent. This Amendment shall become effective
               --------------------
immediately upon satisfaction of each of the following conditions precedent (the date of satisfaction thereof being the "Amendment Date"):
                                        --------------

          (a) The Administrative Agent shall have received executed counterparts of (i) this Amendment duly executed by the Borrower, the Majority Banks and the Administrative Agent, (ii) the Guaranties from the Guarantors identified therein, (iii) the promissory notes, if any, needed to give effect to the increase in commitments under this Amendment, (iii) the Security Agreement from the Borrower and the Guarantors identified therein,
     (iv) the Pledge Agreement from the Borrower and the Guarantors identified therein, (v) the other collateral documents, (vi) the stock certificates and undated stock powers therefor executed in blank for the ownership interests which are the subject of the Pledge Agreement, (vii) the Intercreditor Agreements from the Borrower, the Administrative Agent and the other parties thereto, and (viii) opinions of counsel to the Credit Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent and the Majority Banks.

          (b) The Administrative Agent shall have received from the Borrower and each of the Guarantors (i) copies of the resolutions, in form and substance reasonably acceptable to the Administrative Agent, authorizing the execution, delivery and performance of this Amendment and the other Loan Documents, of all other documents, if any, evidencing other necessary corporate action and governmental approvals with respect to this Amendment, and of the by-laws, partnership agreement, operating agreement or similar document relating to corporate governance in each case certified by the Secretary or an Assistant Secretary, in form reasonably satisfactory to the Administrative Agent, (ii) an incumbency certificate with specimen signatures for the officers authorized to sign the Loan Documents and the other certificates and documents to be executed and delivered under the Loan Documents certified by the Secretary or an Assistant Secretary, in form reasonably satisfactory to the Administrative Agent, (iii) a certified copy of the articles of incorporation or organization from the state of organization and (iv) certificates of good standing or existence from the state of organization.

          (c) The Administrative Agent shall have received a certificate, in form and detail reasonably satisfactory to the Administrative Agent, from the chief financial officer or treasurer of the Borrower indicating that, as of the end of the fiscal quarter ending December 31, 2001, after giving pro forma effect to this Amendment (and the loans and commitments established therewith assuming that the commitments are fully advanced) and to the PAS financing referenced below in clause (e) (assuming all the proceeds of such PAS financing are used to repay Revolving Loans under the Credit Agreement), the Consolidated Leverage Ratio will not exceed 4.50:1.0.

          (d) The Administrative Agent shall have received copies certified as being true and correct by the Secretary or an Assistant Secretary of the Borrower of the EchoStar Transaction Documents with all amendments, modifications, supplements, addenda, attachments and exhibits, and of the $5.525 billion financing commitment provided by Credit Suisse First Boston and Deutsche Bank AG in connection with the closing of the transactions contemplated therein.

          (e) The Administrative Agent shall have received confirmation of (i) the establishment of new financing facilities of at least $1.725 billion in favor of PAS, and (ii) the establishment of the GMAC Financing Facility in an aggregate principal amount of up to $2 billion and confirmation of, among other things, extension of the maturity date under the GMAC Financing Facility to a date not sooner than the Termination Date under the Credit Agreement.

          (f) The Administrative Agent shall have received confirmation of repayment in full and termination of the commitments under any bridge financing obtained by the Borrower and release of any liens given in connection therewith.

          (g) There shall not have occurred an event or development that has had or is reasonably likely to have a Material Adverse Effect from December 31, 2000 to the Amendment Date (except for and other than as disclosed in Form 10K and Form 10Q filings with the Securities and Exchange Commission).

          (h) The absence of any action, suit, investigation or proceeding pending or threatened in any court or before any arbitrator or governmental authority that could be reasonably expected (i) to materially and adversely affect the Borrower and its subsidiaries taken as a whole, or the merger with EchoStar Communications Corporation (or any of its subsidiaries) described in the EchoStar Transaction Documents, or (ii) to affect any transaction contemplated hereby or the ability of the Borrower or its subsidiaries or any other obligor under the guarantees or security documents to perform their respective obligations under the Loan Documents.

          (i) No Event of Default or Unmatured Event of Default shall have occurred and be continuing.

          (j) The representations and warranties in the Credit Agreement and in the other Loan Documents (except those which expressly relate to an earlier date) shall be true and correct in all material respects as of the Amendment Date.

          (k) Payment by the Borrower of all fees and expenses owed by the Credit Parties to the Banks and the Administrative Agent in connection herewith.

     SECTION 5 Miscellaneous.
               -------------

          5.1 Except as modified hereby, all of the terms and conditions of the Existing Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

          5.2 The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including reasonable fees and expenses of Moore & Van Allen, PLLC, counsel to the Administrative Agent.

          5.3 This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

          5.4 This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                              HUGHES ELECTRONICS CORPORATION,
                              a Delaware corporation


                              By:_________________________________
                              Name:
                              Title:

                           [Signature pages continue]

AGENT:                        BANK OF AMERICA, N.A., in its capacity
-----                         as Administrative Agent


                              By:_________________________________
                              Name:
                              Title:


LENDERS:                      BANK OF AMERICA, N.A., in its
-------                       capacity as a Lender


                              By:_________________________________
                              Name:
                              Title:


                              JPMORGAN CHASE BANK (as successor to MORGAN
                              GUARANTY TRUST COMPANY OF NEW YORK and
                              formerly known as THE CHASE MANHATTAN BANK)


                              By:__________________________________
                              Name:
                              Title:


                              DEUTSCHE BANK AG NEW YORK
                              BRANCH AND/OR CAYMAN ISLANDS BRANCH


                              By:__________________________________
                              Name:
                              Title:


                              CITICORP USA, INC.


                              By:__________________________________
                              Name:
                              Title:


                              CREDIT SUISSE FIRST BOSTON


                              By:__________________________________
                              Name:
                              Title:

                           [Signature pages continue]

                              BANK OF NEW YORK


                              By:__________________________________
                              Name:
                              Title:


                              THE FUJI BANK, LIMITED


                              By:__________________________________
                              Name:
                              Title:


                              THE INDUSTRIAL BANK OF JAPAN, LIMITED


                              By:__________________________________
                              Name:
                              Title:


                              TORONTO DOMINION (TEXAS), INC.


                              By:__________________________________
                              Name:
                              Title:


                              WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE, NEW YORK BRANCH


                              By:__________________________________
                              Name:
                              Title:


                              MORGAN GUARANTY TRUST COMPANY OF
                              NEW YORK


                              By:__________________________________
                              Name:
                              Title:


                              FIRSTAR BANK, N.A.


                              By:__________________________________
                              Name:
                              Title:

                           [Signature pages continue]

                              BANK HAPOALIM B.M.


                              By:__________________________________
                              Name:
                              Title:


                              By:__________________________________
                              Name:
                              Title:


                              THE MITSUBISHI TRUST AND BANKING
                              CORPORATION, NEW YORK BRANCH


                              By:__________________________________
                              Name:
                              Title:


                              BHF (USA) CAPITAL CORPORATION


                              By:__________________________________
                              Name:
                              Title:


                              ALLFIRST BANK


                              By:__________________________________
                              Name:
                              Title:


                              BANCA DI ROMA SPA


                              By:__________________________________
                              Name:
                              Title:


                              UNION BANK OF CALIFORNIA, N.A.


                              By:__________________________________
                              Name:
                              Title:

                           [Signature pages continue]

                              SANPAOLO IMI S.P.A.


                              By:__________________________________
                              Name:
                              Title:


                              BANK ONE, NA


                              By:__________________________________
                              Name:
                              Title:


                              CIBC, INC.


                              By:__________________________________
                              Name:
                              Title:


                              ING BANK N.V.


                              By:__________________________________
                              Name:
                              Title:


                              BANKERS TRUST COMPANY


                              By:__________________________________
                              Name:
                              Title:

                                                                Exhibit 10.24(a)


--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT
                              (MULTI-YEAR FACILITY)

                          Dated as of November 24, 1999

                                      among

                         HUGHES ELECTRONICS CORPORATION

                            THE LENDERS NAMED HEREIN

                                       and

                              BANK OF AMERICA, N.A.
                             as Administrative Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
SECTION 1 DEFINITIONS...............................................................................2
         1.1      Definitions.......................................................................2
                  -----------
         1.2      Accounting Terms.................................................................20
                  ----------------

SECTION 2 THE CREDIT...............................................................................20
         2.1      The Commitments..................................................................20
                  ---------------
         2.2      Method of Borrowing..............................................................22
                  -------------------
         2.3      Interest.........................................................................23
                  --------
         2.4      Repayment........................................................................24
                  ---------
         2.5      Loan Accounts and Notes..........................................................24
                  -----------------------
         2.6      Conversion and Continuation of Loans and Interest Periods........................24
                  ---------------------------------------------------------
         2.7      Disbursements and Payments.......................................................25
                  --------------------------
         2.8      Fees.............................................................................26
                  ----
         2.9      Additional Provisions relating to Letters of Credit..............................27
                  ---------------------------------------------------

SECTION 3 PAYMENT OF COSTS AND REDUCTION OF THE COMMITMENT.........................................31
         3.1      Indemnification Upon Failure to Pay Eurodollar Loan..............................32
                  ---------------------------------------------------
         3.2      Increased Costs..................................................................32
                  ---------------
         3.3      Taxes............................................................................33
                  -----
         3.4      Prepayments......................................................................34
                  -----------
         3.5      Pro Rata Reduction of Commitments by Borrower....................................35
                  ---------------------------------------------
         3.6      Non-Ratable Increases and Reductions of Commitments by Borrower..................36
                  ---------------------------------------------------------------
         3.7      Notice of Reductions.............................................................38
                  --------------------
         3.8      Designation of Replacement Bank..................................................38
                  -------------------------------
         3.9      Effect of Reduction of Commitment................................................38
                  ---------------------------------
         3.10     Accrued Fees.....................................................................38
                  ------------
         3.11     Survival.........................................................................38
                  --------

SECTION 4 CHANGE IN CIRCUMSTANCES AFFECTING LOANS..................................................39
         4.1      Inability to Determine Eurodollar Rate...........................................39
                  --------------------------------------
         4.2      Illegality.......................................................................39
                  ----------

SECTION 5 CONDITIONS PRECEDENT.....................................................................40
         5.1      [Intentionally Omitted.].........................................................40
         5.2      [Intentionally Omitted.].........................................................40
         5.3      Conditions Precedent to Loans....................................................40
                  -----------------------------

SECTION 6 REPRESENTATIONS AND WARRANTIES...........................................................40
         6.1      Authority........................................................................40
                  ---------
         6.2      Binding Obligations..............................................................41
                  -------------------
         6.3      No Contravention.................................................................41
                  ----------------
         6.4      Notices..........................................................................41
                  -------
         6.5      Financial Statements.............................................................41
                  --------------------

         6.6      ERISA............................................................................42
                  -----
         6.7      Government Regulations...........................................................42
                  ----------------------
         6.8      Subsidiaries.....................................................................42
                  ------------
         6.9      Taxes............................................................................42
                  -----
         6.10     Insurance........................................................................43
                  ---------
         6.11     Use of Proceeds of Loans.........................................................43
                  ------------------------
         6.12     No Material Misstatements........................................................43
                  -------------------------
         6.13     Liens............................................................................43
                  -----
         6.14     Security Interests...............................................................43
                  ------------------

SECTION 7 AFFIRMATIVE COVENANTS OF BORROWER........................................................44
         7.1      Use of Proceeds of Loans.........................................................44
                  ------------------------
         7.2      Management of Business; Preservation of Existence................................44
                  -------------------------------------------------
         7.3      Notice of Certain Events.........................................................44
                  ------------------------
         7.4      Records..........................................................................44
                  -------
         7.5      Information Furnished............................................................45
                  ---------------------
         7.6      [Intentionally Omitted.].........................................................46
         7.7      Insurance........................................................................46
                  ---------
         7.8      ERISA............................................................................46
                  -----
         7.9      Administrative Agent's Fees......................................................46
                  ---------------------------
         7.10     Payment of Taxes and Other Indebtedness..........................................46
                  ---------------------------------------
         7.11     Performance of Obligations.......................................................47
                  --------------------------
         7.12     Compliance with Law..............................................................47
                  -------------------
         7.13     Maintenance of Property..........................................................47
                  -----------------------
         7.14     Additional Credit Parties........................................................47
                  -------------------------

SECTION 8 NEGATIVE COVENANTS OF BORROWER...........................................................48
         8.1      Indebtedness.....................................................................48
                  ------------
         8.2      Financial Covenants..............................................................50
                  -------------------
         8.3      Liens............................................................................50
                  -----
         8.4      Nature of Business...............................................................51
                  ------------------
         8.5      Merger and Consolidation, Dissolution and Acquisitions...........................51
                  ------------------------------------------------------
         8.6      Asset Dispositions...............................................................51
                  ------------------
         8.7      Investments......................................................................52
                  -----------
         8.8      Restricted Payments..............................................................52
                  -------------------
         8.9      Modifications and Payments in respect of Funded Debt.............................53
                  ----------------------------------------------------
         8.10     Transactions with Affiliates.....................................................53
                  ----------------------------
         8.11     Fiscal Year......................................................................53
                  -----------
         8.12     Limitation on Restricted Actions.................................................53
                  --------------------------------
         8.13     Ownership of Subsidiaries; Limitations on Borrower...............................53
                  --------------------------------------------------
         8.14     Sale Leasebacks..................................................................54
                  ---------------

SECTION 9 EVENTS OF DEFAULT........................................................................54
         9.1      Events of Default................................................................54
                  -----------------
         9.2      Recovery of Amounts Due..........................................................57
                  -----------------------
         9.3      Rights Cumulative................................................................57
                  -----------------

SECTION 10 THE BANKS...............................................................................57
         10.1     Administration of Loan...........................................................57
                  ----------------------
         10.2     Representations By Banks.........................................................58
                  ------------------------

SECTION 11 MISCELLANEOUS PROVISIONS................................................................58
         11.1     Amendments and Waivers...........................................................58
                  ----------------------
         11.2     Notices..........................................................................58
                  -------
         11.3     Waiver...........................................................................59
                  ------
         11.4     New York Law.....................................................................59
                  ------------
         11.5     Headings.........................................................................59
                  --------
         11.6     [Intentionally Omitted.].........................................................59
                  -
         11.7     Counterparts.....................................................................59
                  ------------
         11.8     Written Disclosure...............................................................59
                  ------------------
         11.9     Singular; Plural.................................................................59
                  ----------------
         11.10    Illegality.......................................................................60
                  ----------
         11.11    Assignments......................................................................60
                  -----------
         11.12    Obligations Several..............................................................61
                  -------------------
         11.13    Participations...................................................................61
                  --------------
         11.14    Fees and Expenses................................................................62
                  -----------------
         11.15    Indemnity........................................................................62
                  ---------
         11.16    Confidentiality..................................................................63
                  ---------------
         11.17    [Intentionally Omitted.].........................................................64
         11.18    Waiver of Right to Trial by Jury.................................................64
                  --------------------------------

                                    SCHEDULES
                                    ---------

Schedule 1 ...........................................................................Banks and Commitments
Schedule 2.9(b) .................................................................Existing Letters of Credit
Schedule 3.4(b)(ii)............................................................Specified Asset Dispositions
Schedule 3.4(b)(ii)B....................................Insurance Proceeds in respect of Asset Dispositions
Schedule 6.8...................................................................................Subsidiaries
Schedule 6.13................................................................................Existing Liens
Schedule 7.7......................................................................................Insurance
Schedule 8.1..........................................................................Existing Indebtedness
Schedule 8.1B.........................................................Other Guaranty Shared Collateral Debt
Schedule 8.5(a)..................................................................Mergers and Consolidations
Schedule 8.5(b)................................................................................Dissolutions
Schedule 8.5(c)......................................................................Permitted Acquisitions
Schedule 8.6.............................................................................Asset Dispositions
Schedule 8.7...........................................................................Existing Investments
Schedule 8.8............................................................................Restricted Payments
Schedule 8.10..................................................................Transactions with Affiliates

                                    EXHIBITS
                                    --------

Exhibit A-1............................................................................Form of Loan Request
Exhibit A-2............................................................Form of Request for Letter of Credit
Exhibit B-1..........................................................................Form of Revolving Note
Exhibit B-2...............................................................................Form of Term Note
Exhibit C .................................................................Relations among Banks and Agents
Exhibit D .............................................................Lending Offices and Notice Addresses
Exhibit E ..........................................................................[Intentionally Omitted]
Exhibit F ...................................................................Form of Compliance Certificate
Exhibit G ......................................................Form of Notice of Assignment and Acceptance
Exhibit H ...................................................................Form of Bank Joinder Agreement

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                              (MULTI-YEAR FACILITY)

     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY) ("Agreement") is entered into as of November 24, 1999 among HUGHES ELECTRONICS
  ---------
CORPORATION, a corporation organized and existing under the laws of Delaware ("Borrower"), the lenders named herein (collectively, together with any other
  --------
lenders that become parties hereto pursuant to Section 3.6, 3.8 or 11.11, the "Banks" and individually, a "Bank") and Bank of America, N.A., as administrative
 -----                       ----
agent for the Banks (in such capacity, "Administrative Agent").
                                        --------------------

                                    RECITALS
                                    --------

     WHEREAS, pursuant to the Revolving Credit Agreement (Multi-Year Facility) dated as of December 5, 1997, among Borrower, the financial institutions listed on the signature pages thereof, Morgan Guaranty Trust Company of New York, as Syndication Agent (in such capacity, the "Syndication Agent"), Citicorp USA,
                                          -----------------
Inc. and The Chase Manhattan Bank, as Documentation Agents (in such capacity, the "Documentation Agents") and Administrative Agent (the "Original Credit
     --------------------                                  ---------------
Agreement"), the Banks agreed to extend certain credit facilities to Borrower;
---------

     WHEREAS, the Original Credit Agreement was amended pursuant to that certain First Amendment to Revolving Credit Agreement (Multi-Year Facility) dated as of December 15, 1998 among Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents (the "First Amendment"; the Original Agreement, as amended by the First
            ---------
Amendment, the "Current Agreement");
                -----------------

     WHEREAS, Borrower, the lending institutions that executed the signature pages thereof (which lenders constituted the Majority Banks), Syndication Agent, Documentation Agents and Administrative Agent entered into that certain Amendment Agreement Regarding Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999 (the "Amendment Agreement"), pursuant to which the
                                    -------------------
Current Agreement was amended and restated in its entirety as set forth therein; and

     WHEREAS, the Amendment Agreement has been further amended and restated in its entirety, as provided in Amendment No. 6 to this Agreement dated as of
February    , 2002;
        ----

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, Borrower, Banks, and Administrative Agent agree as follows:

                                    SECTION 1
                                   DEFINITIONS

     1.1 Definitions.
         -----------

     "Acquisition", by any Person, means the purchase or acquisition by such
      -----------
Person of any capital stock or other equity interest of another Person (other than a Credit Party) or all or any substantial portion of the property of another Person (other than a Credit Party), whether or not involving a merger or consolidation with such other Person.

     "Affiliate" means, with respect to a specified Person, another Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding the foregoing, no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Affiliates.

     "Amendment Date" means the effective date of Amendment No. 6 to the Credit
      --------------
Agreement (being on or about February   , 2002).
                                     --

     "Approved Bank Affiliate" means (i) any Affiliate of a Bank, (ii) any
      -----------------------
Person that is administered or managed by any Bank or any Affiliate of any Bank and that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business, and (iii) with respect to any Bank which is a fund that invests in commercial loans and similar extensions of credit, any such fund that is managed or advised by the same investment advisor as such Bank or by an Affiliate of such Bank or investment advisor.

     "Approved Fund" means any Person (other than a natural Person) that is (or
      -------------
will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business, that is administered or managed by (i) a Bank, (ii) an affiliate of a Bank or (iii) an entity or an affiliate of an entity that administers or manages a Bank.

     "Arrangers" means BAS and Salomon Smith Barney, Inc.
      ---------

     "Asset Disposition" shall mean and include (i) the sale, lease or other
      -----------------
disposition of any property by any Credit Party, but for purposes hereof shall not include, in any event, (A) the sale, lease or other disposition of any property in the ordinary course of business, (B) the sale, lease or other disposition of machinery and equipment no longer used or useful in the conduct of business, (C) the sale, lease or other disposition of property to a Credit Party, and (D) the sale or disposition of any investment identified on Schedule
                                                                       --------
3.4(b)(ii), and (ii) receipt by any Credit Party of any cash insurance proceeds
----------
or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of its property but excluding any cash insurance proceeds or condemnation awards applied or committed to be applied by such Credit Party to the repair, replacement or restoration of such property and items identified on Schedule 3.4(b)(ii)B;
                                                     --------------------
provided, however, notwithstanding anything to the contrary contained herein,
--------  -------
(I) the sale or other disposition of the capital stock of DLA shall not be considered an "Asset Disposition" for purposes of the mandatory prepayment provisions of Section 3.4(b)(ii) or the limitations of Section 8.6, but shall be subject to the mandatory prepayment provisions of Section 3.4(b)(iii) instead, and (II) the sale or other disposition of the capital stock of PAS shall not be considered an "Asset Disposition" for purposes of the mandatory prepayment provisions of Section 3.4(b)(ii), but shall be subject to limitations of Section
8.6 and the mandatory prepayment provisions of Section 3.4(b)(iii) instead; and provided, further, that in any case, the sale, lease or other disposition of
--------  -------
property or receipt of cash insurance proceeds or condemnation awards generating less than $10 million in net cash proceeds in any individual transaction or series of related transactions shall not be considered an "Asset Disposition".
                                                           -----------------

     "Authorized Designee" means the chief executive officer, the vice chairman,
      -------------------
the chief financial officer, treasurer or the assistant treasurer of Borrower, or any other officer of Borrower specified as being an Authorized Designee in a certificate delivered to the Administrative Agent.

     "Availability Period" means the period commencing on the Effective Date and
      -------------------
ending on the Termination Date.

     "Bank of America" means Bank of America, N.A. in its capacity as a Bank.
      ---------------

     "BAS" means Banc of America Securities LLC.
      ---

     "Base Rate" means the higher of: (a) the rate of interest publicly
      ---------
announced from time to time by Bank of America in San Francisco, California as its "reference rate," which is a rate set by Bank of America based upon various
     --------------
factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate; and (b) one-half percent per annum above the Federal Funds Rate. Any change in the reference rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Base Rate Loan" means a Loan bearing interest based on the Base Rate
      --------------
calculated pursuant to Section 2.3(a)(i).

     "Borrowing Date" means a date on which funds are advanced to Borrower by
      --------------
one or more Banks pursuant to a Loan Request.

     "Business Day" means a day other than a Saturday or Sunday on which banks
      ------------
are open for business in both San Francisco, California and New York, New York.

     "Cash Equivalents" means (a) securities issued or directly and fully
      ----------------
guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) U.S. dollar denominated time deposits and certificates of deposit of (i) any financial institution (other than GMAC) with which Borrower has an established credit relationship, and (ii) whose short-term credit rating from S&P is at least A-1 or from Moody's is at least P-1, in each case with maturities of not more than 365 days from the date of acquisition, (c) up to $250 million (but not, in any event, more than twenty-five percent (25%) of the aggregate amount of cash and Cash Equivalents at any time) in commercial paper issued by any approved issuer by the Borrower bearing at least a "2" rating for any short-term rating provided by S&P and/or Moody's and having maturities of not more than 270 days from the date of acquisition; provided, however, that the issuer's long-term debt rating, if applicable, must be at least A- by S&P or A3 by Moody's, (d) repurchase agreements entered into by Borrower or any other Credit Party with a bank or trust company (including any of the Banks) or recognized securities dealer having capital and surplus in excess of $500 million for direct obligations issued by or fully guaranteed by the United States, or for mortgage collateral defined as "whole loan", in which Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred and two percent (102%) of the amount of the repurchase obligations, (e) variable or fixed rate notes issued by any approved issuer by the Borrower rated at least A-1 by S&P (or the equivalent thereof) or at least P-1 by Moody's (or the equivalent thereof) and maturing within one year of the date of acquisition, and (f) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least $500 million and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through
(e).

     "Collateral Agent" means Bank of America, N.A. (or other party acceptable
      ----------------
to the Majority Banks) in its capacity as Collateral Agent under the Collateral Documents, and its successors and assigns in such capacity.

     "Collateral Documents" means the Security Agreement, the Pledge Agreement
      --------------------
and such other documents executed and delivered in connection with the attachment and perfection of the liens and security interests thereunder, including UCC financing statements.

     "Commitments" means the Revolving Commitments, the LOC Commitment and the
      -----------
Term Loan Commitment.

     "Compliance Certificate" means a certificate in the form of Exhibit F,
      ----------------------                                     ---------
properly completed and signed by an Authorized Designee.

     "Consolidated Capital Expenditures" means for any period for the
      ---------------------------------
Consolidated Group (other than PAS), without duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are included in additions to property, plant and equipment reflected in the consolidated statement of cash flows for such period; provided,
                                                                       --------
that Consolidated Capital Expenditures shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group (other than PAS).

     "Consolidated EBITDA" means, for any period for the Consolidated Group, an
      -------------------
amount equal to the sum of (i) Consolidated Net Income, plus (ii) to the extent deducted in determining net income, without duplication, (A) consolidated interest expense in accordance with GAAP, (B) taxes based on or measured by income, and (C) depreciation and amortization expense, plus (iii) the non-cash component of any unusual or nonrecurring item of loss or expense (or minus the non-cash component of any unusual or nonrecurring item of gain or income) to the extent used or included in determining Consolidated Net Income (including without limitation the writedown of certain investments identified on Schedule
                                                                      --------
3.4(b)(ii)), provided that with respect to accruals or reserves for future cash
-----------
disbursements, such future cash disbursements shall be deducted in the fiscal period in which such cash disbursement is made, plus (iv) up to $300 million in the aggregate charged in connection with the settlement of certain disputes referred to in the Quarterly Report on Form 10Q of the Borrower dated September 30, 2001 (exclusive of the portion thereof that is in Consolidated Interest Expense).

     "Consolidated Funded Debt" means Funded Debt of the Consolidated Group
      ------------------------
determined on a consolidated basis in accordance with GAAP; but for purposes hereof net of (i) the aggregate amount of cash collateral securing any Funded Debt, (ii) the lesser of $300 million and the amount of unrestricted cash and cash equivalents on the balance sheet of PAS determined in accordance with GAAP, and (iii) for purposes of computing the Consolidated Leverage Ratio for the fiscal quarter ending as of March 31, 2002, the lesser of $200 million and the amount of unrestricted cash and cash equivalents on the balance sheet of the Borrower determined in accordance with GAAP.

     "Consolidated Group" means the Borrower and its subsidiaries determined in
      ------------------
accordance with GAAP on a consolidated basis.

     "Consolidated Interest Expense" means, for any period for the Consolidated
      -----------------------------
Group, all interest expense, including the amortization of debt discount and premium, but for purposes hereof, net of interest income and excluding (i) interest expense attributable to the settlement of certain disputes referred to in the Quarterly Report on Form 10Q of the Borrower dated September 30, 2001 and
(ii) interest expense attributable to indebtedness referred to in Section 8.1(k) if the proceeds of such indebtedness have been pledged to secure the Loan Obligations and the first interest payment due with respect to such indebtedness is after December 5, 2002, in each case on a consolidated basis determined in accordance with GAAP.

     "Consolidated Interest Coverage Ratio" means, as of the last day of each
      ------------------------------------
fiscal quarter, the ratio of (i) Consolidated EBITDA to (ii) Consolidated Interest Expense relating to Funded Debt, each measured for the period of four consecutive fiscal quarters ending as of such day.

     "Consolidated Leverage Ratio" means, as of the last day of each fiscal
      ---------------------------
quarter, the ratio of (i) Consolidated Funded Debt on such day to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

     "Consolidated Net Income" means, for any period for the Consolidated Group,
      -----------------------
net income determined in accordance with GAAP.

     "Consolidated Net Worth" means, as of any date for the Consolidated Group,
      ----------------------
net worth or shareholders' equity determined in accordance with GAAP.

     "Control" means the possession, directly or indirectly, of the power to
      -------
direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.
 -----------       ----------

     "Core Assets" means DIRECTV (U.S.), DLA, PAS and the VSAT, DIRECWAY,
      -----------
SPACEWAY and set-top box businesses, units or divisions of HNS.

     "Credit Party" means any or all of the Borrower and the Guarantors;
      ------------
provided, however, HTS shall not be deemed a Credit Party for purposes of this Agreement.

     "DCS" means DirecTV Customer Services, Inc., a Delaware corporation.
      ---

     "Debt Transaction" means, with respect to any Credit Party, any sale,
      ----------------
issuance, placement, assumption or guaranty of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness, except for Funded Debt permitted to be incurred pursuant to clauses (a) through (j) of
Section 8.1 and also clause (k) of Section 8.1, but only if, and to the extent, the net cash proceeds from Funded Debt permitted under Section 8.1(k) are pledged as collateral security for the loans and obligations hereunder (on terms and conditions reasonably satisfactory to the Administrative Agent).

     "DLA" means DIRECTV Latin America Holdings, Inc., a California corporation,
      ---
and all of its subsidiaries.

     "DLA Credit Facility" means that certain Revolving Credit Agreement (Bridge
      -------------------
Facility) among DIRECTV Latin America, LLC, Deutsche Bank AG, New York Branch, as administrative agent, and the other lenders from time to time party thereto dated as of January 5, 2001, as amended from time to time thereafter.

     "Domestic Credit Party" means a Credit Party that is incorporated or
      ---------------------
organized under the laws of any state of the United States or the District of Columbia.

     "Domestic Subsidiary" means any Subsidiary that is incorporated or
      -------------------
organized under the laws of any state of the United States or the District of Columbia.

     "EchoStar Transaction Documents" shall have the meaning given such term in
      ------------------------------
Section 3.4(b)(iv).

     "Effective Date" means November 24, 1999.
      --------------

     "Eligible Assignee" means (i) a Bank; (ii) an Affiliate of a Bank; (iii) an
      -----------------
Approved Fund; and (iv) any other Person (other than a natural Person) approved by the Administrative Agent and the Issuing Bank and, unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

     "Equity Transaction" means, with respect to any Credit Party, any issuance
      ------------------
or sale of shares of its capital stock or other equity interest, other than an issuance (i) to a Credit Party, (ii) in connection with a conversion of debt securities to equity, (iii) in connection with exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement, (iv) in connection with the redemption of the Hughes Series A Preferred Stock provided that there is a concurrent contribution of capital back to the Borrower in an amount not less than the amount of the redemption, or (v) to GM (or a subsidiary of GM) of the Borrower's common stock, par value $0.01 per share (the "Hughes Common Stock")
                                                         -------------------
in connection with the Hughes Series A Preferred Stock or the transactions contemplated in the EchoStar Transaction Documents.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as in
      -----
effect from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated)
      ---------------
under common control with Borrower or any Subsidiary of Borrower within the meaning of Section 414(b), 414(c) or 414(m) of Internal Revenue Code of 1986, as amended, excluding GM and its subsidiaries (other than the Borrower and its Subsidiaries).

     "Eurodollar Banking Day" means a day on which banks are open for business
      ----------------------
in San Francisco, California, New York, New York and the applicable offshore dollar interbank market and dealing in U. S. Dollar deposits.

     "Eurodollar Loan" means a Loan at the rate of interest calculated pursuant
      ---------------
to Section 2.3(a)(ii).

     "Eurodollar Rate" means for each Interest Period of a Eurodollar Loan the
      ---------------
rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent) in each case determined by the Administrative Agent to be equal to:

          (a) the offered rate that appears on the Dow Jones Telerate Screen Page 3750 (or any successor page) that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period; or

          (b) if for any reason the foregoing rate in clause (a) is unavailable or undeterminable, the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in U.S. dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period; or

          (c) if for any reason the foregoing rates in clauses (a) and (b) are unavailable or undeterminable, the rate of interest at which deposits in U.S. dollars for delivery on the first day of the applicable Interest Period in same day funds in the approximate amount of the applicable Eurodollar Loan for a term equivalent to the applicable Interest Period would be offered by Reference Banks to major banks in the offshore U.S. dollar market at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period.

     "Event of Default" means any event specified in Section 9.1.
      ----------------

     "Existing Letters of Credit" means the letters of credit outstanding on the
      --------------------------
Amendment Date and identified on Schedule 2.9(b).
                                 ---------------

     "Extension of Credit" means, as to any Bank, the making of, or
      -------------------
participation in, a Loan by such Bank (including continuations and conversions thereof) or the issuance or extension of, or participation in, a Letter of Credit by such Bank.

     "Facility Fee" shall have the meaning given such term in Section 2.8(a).
      ------------

     "Federal Funds Rate" means, for any day, the rate set forth in the weekly
      ------------------
statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If
 ---------                                      -------------------------
on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day
                                    -----------------------------
under the caption "Federal Funds Effective Rate". If on any relevant day the
                   ----------------------------
appropriate rate for such day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 A.M. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Administrative Agent.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve
      ---------------------
System, or any successor thereto.

     "FML" means First HNS Mauritius Ltd., a business entity organized under the
      ---
laws of Mauritius.

     "Foreign Subsidiary" means a Subsidiary that is not a Domestic Subsidiary.
      ------------------

     "Funded Debt" means, with respect to any Person, without duplication, all
      -----------
(i) obligations for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or similar instruments or upon which interest payments are customarily made, (iii) purchase money indebtedness (including, for purposes hereof, indebtedness and obligations in respect of conditional sales and title retention agreements relating to property purchased (other than customary reservation or title retention arrangements under agreements entered into in the ordinary course of business with suppliers), and the deferred purchase price of property or services acquired (other than trade debt and minimum revenue guarantees incurred in the ordinary course of business)) that would constitute, and be accounted for as, a liability under GAAP, (iv) the attributed principal amount of obligations owing under capital leases, (v) the maximum amount available to be drawn under standby letters of credit (specifically excluding, for purposes hereof, performance letters of credit and trade letters of credit) and bankers' acceptances issued or created for its account, (vi) the attributed principal amount of securitization transactions, (vii) the attributed principal amount of obligations owing under Synthetic Leases, (viii) preferred stock or comparable equity interests providing for mandatory redemption, sinking fund or other like payments, other than the Hughes Series A Preferred Stock, (ix) the Funded Debt of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof, (x) Support Obligations in respect of Funded Debt of another Person, and (xi) Funded Debt of another Person secured by a Lien on any of its property, whether or not such Funded Debt has been assumed, provided, however, for purposes hereof, the amount of such Funded Debt shall be limited to the amount of Funded Debt as to which there is recourse or to the fair market value of the property that is the subject of such lien, if less.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America applied on a consistent basis, subject to the provisions of Section 1.2.

     "GM" means General Motors Corporation, a Delaware corporation.
      --

     "GMAC" shall have the meaning given such term in Section 8.1(b).
      ----

     "GMAC Cash Secured Note" shall have the meaning given such term in Section
      ----------------------
8.1(b).

     "GMAC Credit Agreement" shall have the meaning given such term in Section
      ---------------------
8.1(b).

     "GMAC Credit Balance Account" means that account holding funds advanced to
      ---------------------------
GMAC pursuant to the GMAC Security Agreement (and any funds so advanced to GMAC by the Borrower) and pledged to secure the loans and obligations owing under the GMAC Credit Agreement as provided therein.

     "GMAC Security Agreement" shall have the meaning given such term in Section
      -----------------------
8.1(b).

     "GMAC Shared Collateral Debt" means all loans and obligations (including
      ---------------------------
principal, interest, fees, indemnities and all other amounts, and including interest accruing after commencement of a proceeding in bankruptcy, reorganization or insolvency, whether or not allowable as a claim), whether now or hereafter outstanding or incurred, evidenced by the GMAC Shared Collateral Note, as amended, modified, supplemented, extended, renewed or replaced; provided, however, in no event shall the principal amount of the GMAC Shared
--------
Collateral Debt exceed $500 million and interest thereon.

     "GMAC Shared Collateral Note" shall have the meaning given such term in
      ---------------------------
Section 8.1(b).

     "Governmental Authority" means any federal, state, local or foreign court
      ----------------------
or governmental agency, authority, instrumentality or regulatory body.

     "Granting Bank" has the meaning specified in Section 11.11(c).
      -------------

     "Guaranties" means that guaranty agreement dated as of the Amendment Date
      ----------
given by the Subsidiaries identified therein in respect of the loans and obligations under this Agreement, together with any other guaranty agreements or guaranty joinder agreements given in respect of the loans and obligations under this Agreement, in each case as amended and modified.

     "Guarantors" means (i) each of the Significant Subsidiaries identified as a
      ----------
"guarantor" under the Guaranties, including Significant Subsidiaries that may join in or give a Guaranty subsequent to the Amendment Date, and (ii) HTS and DCS.

     "Hedging Agreements" means any interest rate protection agreement or
      ------------------
foreign currency exchange agreement.

     "HNS India" means HNS-India, Inc., a Delaware corporation.
      ---------

     "HTS" means Hughes Telecommunications & Space Company, a Delaware
      ---
corporation.

     "Hughes Series A Preferred Stock" means the 2,669,633 outstanding shares of
      -------------------------------
Series A Preferred Stock, par value $.10 per share, of the Borrower that were originally issued to General Motors in connection with its issuance of 2,669,633 shares of Series H 6.25% Automatically Convertible Preference Stock to America Online, Inc. on June 21, 1999, or any shares of preferred stock issued in replacement of, or substitution for, such Series A Preferred Stock in accordance with the Certificate of Designations relating to the aforementioned Series H Preferred Stock.

     "Indebtedness" means, with respect to any Person, without duplication, all
      ------------
(i) Funded Debt, (ii) the maximum amount available to be drawn under performance or trade letters of credit issued for its account, (iii) obligations under take-or-pay or similar arrangements or under commodities agreements (other than trade debt and minimum revenue guarantees incurred in the ordinary course of business), (iv) obligations under Hedging Agreements, (v) Indebtedness of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof, (vi) Support Obligations in respect of Indebtedness of another Person, and (vii) Indebtedness of another Person secured by a Lien on any of its property, whether or not such Indebtedness has been assumed.

     "Intercreditor Agreements" means the Intercreditor Agreement dated the
      ------------------------
Amendment Date among the Borrower, GMAC and Bank of America, in its capacity as Administrative Agent and as Collateral Agent, and any other intercreditor agreement entered into by the Borrower, Bank of America and any holder of Other Guaranty Shared Collateral Debt, in each case as amended, modified or supplemented from time to time.

     "Interest Payment Date" means, with respect to each Eurodollar Loan, the
      ---------------------
last day of each Interest Period; provided, however, that if any Interest Period
                                  --------  -------
exceeds three months, "Interest Payment Date" shall mean the last day of the
                       ---------------------
third month of such Interest Period, as well as the last day of the relevant Interest Period; and, with respect to each Base Rate Loan, means the 10th day of each January, April, July, and October and the Termination Date. If any day specified herein is not a Business Day or, in the case of a Eurodollar Loan, a Eurodollar Banking Day, then the relevant Interest Payment Date shall be the next succeeding Business Day or Eurodollar Banking Day, as applicable, except as otherwise provided in the definition of Interest Period.

     "Interest Period" means, with respect to each Eurodollar Loan, a period of
      ---------------
one, two, three or six months as selected by Borrower by a Loan Request delivered to Administrative Agent in accordance with Section 2.2, subject to the following:

          (i) If the term of an Interest Period is not designated, a period of one month shall be deemed selected for the relevant Eurodollar Loan;

          (ii) The first Interest Period for each Loan shall commence on the date such Loan is disbursed and each succeeding Interest Period for such Loan shall commence on the last day of the preceding Interest Period for such Loan;

          (iii) In the case of a Eurodollar Loan, if the last day of an Interest Period falls on a day that is not a Eurodollar Banking Day, the Interest Period involved shall be extended to the next following Eurodollar Banking Day unless as a result thereof it would fall into the next calendar month, in which case the end of the Eurodollar Interest Period shall be the preceding Eurodollar Banking Day, and in either case the next succeeding Eurodollar Interest Period shall be measured from the last day of the Interest Period as so adjusted;

          (iv) If an Interest Period for a Eurodollar Loan commences on the last Eurodollar Banking Day of a calendar month, it shall end on the last Eurodollar Banking Day of a calendar month; and

          (v) No Interest Period shall end on a day later than the Termination Date.

     "Investment" in any Person means (i) the acquisition (whether for cash,
      ----------
property, services, assumption of Indebtedness, securities or otherwise) of capital stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person, (ii) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business), (iii) any other capital contribution to or investment in such Person, including, without limitation, any Support Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any

Restricted Payment to such Person, and (iv) to the extent not covered by the foregoing categories, any other Acquisition.

     "Issuing Bank" means Bank of America, N.A.
      ------------

     "Issuing Bank Fees" shall have the meaning given such term in Section
      -----------------
2.8(b).

     "Lending Office" means with respect to any Bank as the context shall
      --------------
require, the branch office of such Bank designated as the Lending Office of such Bank in Exhibit D attached hereto and incorporated herein by reference; or any other branch office or Affiliate of such Bank hereafter selected and notified to Borrower and Administrative Agent from time to time by such Bank; provided that any Bank may from time to time by notice to Borrower and Administrative Agent designate separate Lending Offices for its Eurodollar Loans and/or its Base Rate Loans, in which case any reference to the Lending Office of such Bank shall be deemed to refer to any or all of such offices, branches or affiliates as the context may require.

     "Letter of Credit" means any letter of credit issued by the Issuing Bank
      ----------------
for the account of Borrower under Section 2.1(b).

     "Letter of Credit Fee" shall have the meaning given such term in Section
      --------------------
2.8(b).

     "Lien" means any trust deed, mortgage, pledge, hypothecation, assignment,
      ----
security interest, lien, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the lien of an attachment, judgment or execution, or any conditional sale or other title retention agreement, any capitalized lease, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction, but excluding financing statements filed to give notice of leases in the ordinary course of business).

     "Loan" or "Loans" means the Revolving Loans and the Term Loan, and the Base
      ----      -----
Rate Loans and Eurodollar Loans comprising such Loans.

     "Loan Documents" means this Agreement, the Notes, the Guaranties, the LOC
      --------------
Documents, the Collateral Documents and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

     "Loan Obligations" means the Revolving Obligations and the Term Loan.
      ----------------

     "Loan Request" means a notice given by Borrower pursuant to Section
      ------------
2.2(a)(i) or (ii).

     "LOC Commitment" means, with respect to the Issuing Bank, the commitment of
      --------------
the Issuing Bank to issue, and to honor payment obligations under, Letters of Credit and, with respect to each Bank, the commitment of such Bank to purchase participation interests in the Letters of Credit.

     "LOC Committed Amount" shall have the meaning given such term in Section
      --------------------
2.1(b).

     "LOC Documents" means, with respect to any Letter of Credit, such Letter of
      -------------
Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

     "LOC Obligations" means, at any time, the sum of (i) the maximum amount
      ---------------
which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Bank but not theretofore reimbursed.

     "Majority Banks" means those Banks whose Commitments constitute at least
      --------------
60% of the Total Commitment as such Total Commitment may be adjusted from time to time pursuant to the terms of this Agreement, or if the Commitments have terminated, those Banks holding at least 60% of the outstanding Loans.

     "Material Adverse Effect" means a material adverse effect on the condition
      -----------------------
(financial or otherwise), operations, business, assets or liabilities of the Credit Parties taken as a whole.

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Non-Core Assets" means any business not identified as a Core Asset.
      ---------------

     "Normal Percentage" means, with respect to each Bank, the percentage under
      -----------------
the heading "Normal Percentage" set forth opposite such Bank's name on Schedule
             -----------------                                         --------
1 hereto, as such amount may be reduced or changed pursuant to Section 3.6 or
Section 11.11.

     "Notes" means the Revolving Notes and the Term Notes.
      -----

     "Notice of Assignment and Acceptance" means a Notice of Assignment and
      -----------------------------------
Acceptance substantially in the form of Exhibit G.
                                        ---------

     "Other Guaranty Shared Collateral Debt" means those guaranty obligations of
      -------------------------------------
the Borrower in respect of loans, letters of credit reimbursement obligations and lines of credit extended to its subsidiaries as set forth on Schedule 8.1B
                                                                 -------------
hereto by those Banks under this Agreement that have entered into an Intercreditor Agreement with the Administrative Agent and the Collateral Agent, in each case as amended, modified, supplemented, extended, renewed or replaced; provided, however, in no event shall the principal amount of the Other Guaranty
--------
Shared Collateral Debt exceed $150 million and interest thereon.

     "PAS" means PanAmSat Corporation, a Delaware corporation, and all of its
      ---
subsidiaries.

     "Permitted Acquisition" means any Acquisition, provided that such
      ---------------------
Acquisition is either (A) described in Schedule 8.5(c) or (B) (i) the property
                                       ---------------
acquired (or the property of the Person acquired) in such Acquisition shall be used or useful in the same or similar line of business as the members of the Consolidated Group on the Amendment Date, (ii) all property to be acquired in connection with such Acquisition shall be located in the United States of America, (iii) in the case of an Acquisition of the capital stock or other equity interest of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition,
(iv) no Event of Default or Unmatured Event of Default shall exist immediately after giving effect to such Acquisition, (v) the representations and warranties made by the Borrower herein shall be true and correct in all material respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date, and (vi) the Borrower shall have delivered to the Administrative Agent a compliance certificate signed by an Authorized Designee demonstrating compliance with the financial covenants hereunder after giving effect to the subject Acquisition on a Pro Forma Basis and reaffirming that the representations and warranties made hereunder are true and correct in all material respects as of such date.

     "Permitted Investments" means Investments that are (i) cash and Cash
      ---------------------
Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of capital stock, obligations, securities or other property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors or in settlement of litigation with respect to disputed receivables; (iv) Investments made prior to the Amendment Date and set forth in Schedule 8.7; (v) advances or
                                                  ------------
loans to directors, officers and employees that do not exceed $5 million in the aggregate at any one time outstanding; (vi) all loans and advances to retail subscribers in the ordinary course of business, (vii) loans and advances to other customers and suppliers in the ordinary course of business, provided that loans and advances to other customers and suppliers made after the Amendment Date hereunder and investments under clause (xii) hereof shall not exceed $50 million in the aggregate at any time; (viii) Investments by members of the Consolidated Group in their Subsidiaries and Affiliates (including specifically without limitation the GMAC Credit Balance Account) existing on the Amendment Date, and extensions, renewals or replacements of such Investments, (ix) Investments by members of the Consolidated Group in and to Domestic Credit Parties, (x) Investments by Credit Parties in members of the Consolidated Group that are not Credit Parties (including intercompany debt) made after the Amendment Date in an aggregate amount not to exceed $525 million at any time,
(xi) conversions of intercompany debt into equity to the extent such intercompany debt is permitted by any other clauses hereof, (xii) equity in or assets of programming suppliers or distributors of DIRECTV services, provided that the cash expended in connection with such investments after the Amendment Date hereunder and investments under clause (vii) hereof shall not to exceed $50 million in the aggregate, and (xiii) other Investments not included in the foregoing subsections, including Permitted Acquisitions from the Amendment Date, in an amount not to exceed $100 million in the aggregate at any time outstanding.

     "Permitted Liens" means:
      ---------------

          (i) Liens given to secure ratably (A) the loans and obligations hereunder and under the other Loan Documents, (B) the GMAC Shared Collateral Debt, (C) the Other Guaranty Shared Collateral Debt and (D) obligations under interest rate protection, foreign currency exchange agreements and similar agreements with Banks under this Agreement or with their affiliates;

          (ii) Liens on up to $1.5 billion cash advanced by the Borrower to GMAC pursuant to the GMAC Security Agreement and held on deposit in the GMAC Credit Balance Account, and accrued interest thereon, securing loans and obligations evidenced by the GMAC Cash Secured Note and accrued interest thereon;

          (iii) Liens on cash collateral given to secure indebtedness described on Schedule 8.1B hereto;
        -------------

          (iv) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (v) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts
                                  --------
     not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (vi) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (vii) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within
                               --------
     thirty days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within thirty days after the expiration of any such stay;

          (viii) easements, rights-of-way, covenants, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered property for its intended purposes;

          (ix) Liens on property of any Person securing purchase money and sale/leaseback Indebtedness (including capital leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(d), provided, that
                                                                  --------
     any such Lien attaches only to the property financed or leased and such Lien attaches prior to, at the time of or

     180 days after the later of the date of acquisition of such property or the date such property is placed in service, for the purpose of financing all or any part of the purchase price thereof; provided, however, that for
                                                --------  -------
     purposes of this clause (ix), (i) a satellite will be treated as a newly acquired asset as of the date it is placed in service and (ii) any satellite transponder acquired through the exercise of an early buy-out option shall be treated as a newly-acquired asset as of the date such option is exercised;

          (x) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

          (xi) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;

          (xii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; Liens deemed to exist in connection with Investments in repurchase agreements that constitute Permitted Investments;

          (xiii) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

          (xiv) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

          (xv) Liens existing as of the Amendment Date and set forth on Schedule
                                                                        --------
     6.13; provided that (A) no such Lien shall at any time be extended to or
     ----  --------
     cover any property other than the property subject thereto on the Amendment Date and (B) the principal amount of the Indebtedness secured by such Liens shall not be increased and shall be on then applicable market terms (except in the case of Liens in favor of GMAC which shall be on existing terms); and

          (xvi) Liens on assets described in Schedule 3.4(b)(ii) to secure
                                             -------------------
     indebtedness permitted under Section 8.1(j).

     "Person" means any individual, firm, company, corporation, joint venture,
      ------
joint-stock company, trust, unincorporated organization, governmental or state entity, or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing.

     "Plan" means any employee benefit pension plan which is subject to the
      ----
provisions of Title IV of ERISA and which is maintained for employees of Borrower or any Subsidiary.

     "Pledge Agreement" means the pledge agreement dated as of the Amendment
      ----------------
Date given by the Credit Parties to secure ratably the obligations referred to in paragraph (i) of the definition of "Permitted Liens", as amended and modified.

     "Principal Amount" means, when used with reference to any Loan, the amount
      ----------------
requested in the Loan Request relating thereto and made available to Borrower by the Banks hereunder.

     "Principal Repayment Date" means, with respect to each Base Rate Loan, the
      ------------------------
Termination Date.

     "Pro Forma Basis" means, for purposes of determining compliance with the
      ---------------
financial covenants hereunder, that the subject transaction shall be deemed to have occurred as of the first day of the period of four consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions hereof. Further, for purposes of making calculations on a "Pro Forma Basis" hereunder, (i) in the case of an Asset Disposition, (A) income
-----------
statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of the disposition shall be excluded to the extent relating to any period prior to the date of subject transaction, and (B) Indebtedness paid or retired in connection with the subject transaction shall be deemed to have been paid and retired as of the first day of the applicable period; and (ii) in the case of an Acquisition, (A) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of the acquisition shall be included to the extent relating to any period prior to the date of subject transaction, and (B) Indebtedness incurred in connection with the subject transaction shall be deemed to have been incurred as of the first day of the applicable period (and interest expense shall be imputed for the applicable period assuming prevailing interest rates hereunder).

     "Reference Banks" means Bank of America, Citibank, N.A. and JPMorgan Chase
      ---------------
Bank.

     "Reportable Event" means any of the events set forth in Section 4043(b) of
      ----------------
ERISA or the regulations thereunder excluding those events for which the 30-day notice requirement is waived, a withdrawal from a Plan described in Section 4063 of ERISA, or a cessation of operations described in Section 4062(e) of ERISA.

     "Requirement of Law" means, as to any Person, the certificate of
      ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or ordinance or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material property is subject.

     "Restricted Payment" means, with respect to any Person, (i) any dividend or
      ------------------
other payment or distribution, direct or indirect, on account of any shares of any class of capital stock or other equity interest of such Person, now or hereafter outstanding (including, without limitation, any payment in connection with any dissolution, merger, consolidation or disposition of such Person), or to the holders, in their capacity as such, of any shares of any class of capital stock or other equity interest of such Person, now or hereafter outstanding (other than dividends or distributions payable in the same class of capital stock or other equity interest of the applicable Person), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock or other equity interest of such Person, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock or other equity interest of such Person, now or hereafter outstanding.

     "Revolving Commitment" of each Bank means the dollar amount set forth
      --------------------
opposite such Bank's name on Schedule 1 hereto, as such amount may be reduced or
                             ----------
changed pursuant to Sections 3.5 and 3.6.

     "Revolving Committed Amount" means, for each Bank, the amount of such
      --------------------------
Bank's Revolving Commitment. The respective Revolving Committed Amounts as of the Amendment Date are identified on Schedule 1 hereto.
                                     ----------

     "Revolving Loans" shall have the meaning given such term in Section 2.1(a).
      ---------------

     "Revolving Notes" means the promissory notes, if any, evidencing the
      ---------------
Revolving Loans, as amended, modified, supplemented, extended, renewed or replaced.

     "Revolving Obligations" means, collectively, the Revolving Loans and the
      ---------------------
LOC Obligations.

     "S&P" means Standard & Poor's Ratings Group.
      ---

     "Security Agreement" means the security agreement dated as of the Amendment
      ------------------
Date given by the Credit Parties to secure ratably the obligations referred to in paragraph (i) of the definition of "Permitted Liens", as amended and modified.

     "Significant Subsidiary" means each Subsidiary of the Borrower with assets
      ----------------------
that in the aggregate exceed $50 million determined in accordance with GAAP; provided, however, neither HTS and its Subsidiaries nor HNS India and its
--------
Subsidiaries nor FML and its Subsidiaries shall be considered Significant Subsidiaries for purposes of this Agreement.

     "SPC" has the meaning specified in Section 11.11(c).
      ---

     "Subsidiaries" (individually a "Subsidiary") means those corporations or
      ------------                   ----------
entities of which Borrower owns, directly or indirectly, more than 50% of the voting securities. If Borrower, subject to the terms hereof, permits its ownership to fall to 50% or below of outstanding voting shares of any Subsidiary, such Subsidiary shall thereupon cease to be a Subsidiary for all purposes hereof.

     "Support Obligations" means, with respect to any Person, without
      -------------------
duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep-well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

     "SurFin Credit Facilities" means (i) that certain Credit Agreement among
      ------------------------
SurFin Ltd., Citicorp USA, Inc., as administrative agent, and the other lenders from time to time party thereto dated as of June 3, 1999, as amended from time to time thereafter and (ii) that certain Credit Agreement among SurFin Ltd., Citicorp USA, Inc., as administrative agent, and the other lenders from time to time party thereto dated as of September 20, 2000, as amended from time to time hereafter.

     "Synthetic Lease" means any synthetic lease, tax retention operating lease,
      ---------------
off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.

     "Tax" and "Taxes" mean all taxes, levies, imposts, duties, fees or other
      ---       -----
charges of whatsoever nature however imposed by any country or any subdivision or authority of or in that country in any way connected with this Agreement or any instrument or agreement required hereunder, and all interest, penalties or similar liabilities with respect thereto, except such taxes as are imposed on or measured by any Bank's net income or capital and franchise taxes, by the country or any subdivision or authority of or in that country in which such Bank's principal office or actual Lending Office is located.

     "Term Loan" shall have the meaning given such term in Section 2.1(c).
      ---------

     "Term Loan Commitment" means the commitment of each Bank to make its
      --------------------
portion of the Term Loan hereunder, being the dollar amount set forth opposite such Bank's name on Schedule 1 hereto, as such amount may be reduced or changed
                    ----------
pursuant to Sections 3.5 and 3.6; provided that for purposes of making
                                  --------
determinations of Majority Banks hereunder and for other purposes after date of advance of Term Loan, the principal amount of the "Term Loan Commitments"
                                                   ---------------------
hereunder shall be the outstanding principal amount of the Term Loan.

     "Term Loan Committed Amount" means, for each Bank, the amount of such
      --------------------------
Bank's Term Loan Commitment. The respective Term Loan Committed Amounts as of the Amendment Date are identified on Schedule 1 hereto.
                                     ----------

     "Term Notes" means the promissory notes, if any, evidencing the Term Loan,
      ----------
as amended, modified, supplemented, extended, renewed or replaced.

     "Termination Date" means the earlier of (i) December 5, 2002 or, if such
      ----------------
day is not a Business Day, the next preceding Business Day or (ii) the effective date of the merger between the Borrower (or HEC Holdings, Inc., a holding company formed to hold all of the capital stock of the Borrower) and EchoStar Communications Corporation (or any of its subsidiaries) pursuant to the terms of the EchoStar Transaction Documents.

     "Total Commitment" means the aggregate amount of the Commitments.
      ----------------

     "Total Revolving Commitments" shall have the meaning given such term in
      ---------------------------
Section 2.1(a).

     "Unmatured Event of Default" means an event which with the passage of time
      --------------------------
or the giving of notice, or both, would become an Event of Default.

     "Voting Stock" means capital stock of Borrower having voting power under
      ------------
ordinary circumstances to elect directors of Borrower.

     "Withdrawal Liability" means, as of any determination date, the aggregate
      --------------------
amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Borrower or any ERISA Affiliate made a complete withdrawal from all Plans and any increase in contributions pursuant to Section 4243 or ERISA.

     1.2 Accounting Terms.
         ----------------

Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or monthly financial statements delivered pursuant to Section 7.5 (or, prior to the delivery of the first financial statements pursuant to Section 7.5, consistent with the annual audited financial statements referenced in Section 6.5(a)); provided, however, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Majority Banks shall so object in writing within sixty days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered as to which no such objection shall have been made.

                                    SECTION 2
                                   THE CREDIT

     2.1 The Commitments.
         ---------------

     (a) Revolving Commitments. From time to time, during the Availability
         ---------------------
Period, each Bank with a Revolving Commitment agrees to lend to the Borrower in U.S. dollars (the "Revolving Loans") the amount set forth opposite such Bank's
                   ---------------
name and identified as its "Revolving Commitment" on Schedule 1 hereto, subject
                            --------------------     ----------
to reduction or change of such amount at the Borrower's option pursuant to Sections 3.5 and 3.6; provided that (i) with regard to the
                      --------

Banks collectively, the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed ONE BILLION TWO HUNDRED THIRTY-FIVE MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($1,235,250,000) (as such amount may be reduced as provided herein, the "Total Revolving Commitments"), and (ii) with
                                    ---------------------------
regard to each such Bank individually, such Bank's pro rata share of the Revolving Obligations shall not exceed such Bank's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and subject to the terms and conditions provided herein, amounts repaid on the Revolving Loans may be reborrowed.

     (b) Letter of Credit Commitment. From time to time, during the Availability
         ---------------------------
Period, subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions which the Issuing Bank may reasonably require, the Issuing Bank shall issue, and the Banks with Revolving Commitments shall participate in, such Letters of Credit in U.S. dollars as the Borrower may request for its own account or for the account of its Subsidiaries and Affiliates as provided herein, in a form acceptable to the Issuing Bank, for the purposes hereinafter set forth; provided that (i) the aggregate amount of LOC
                                --------
Obligations outstanding at any time shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000) (as such amount may be reduced as provided herein, the "LOC
                                                                       ---
Committed Amount"), (ii) with regard to the Banks collectively, the aggregate
----------------
principal amount of Revolving Obligations outstanding at any time shall not exceed the Total Revolving Commitments, and (iii) with regard to each such Bank individually, such Bank's pro rata share of the Revolving Obligations shall not exceed such Bank's Revolving Committed Amount. Letters of Credit shall not have an original expiry date more than one year from the date of issuance or extension (although Letters of Credit may provide for automatic renewals or extensions prior to the expiry thereof). No Letter of Credit shall have an expiry date, whether as originally issued or by extension, extending beyond the Termination Date, unless the Borrower agrees to provide cash collateral on the Termination Date in the amount of the LOC Obligations extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance of each Letter of Credit shall be on a Business Day.

     (c) Term Loan Commitment. On or after the Amendment Date, the Borrower may
         --------------------
elect to establish a Term Loan Facility as provided in Section 3.6(b), and in any such case, each Bank with a Term Loan Commitment will lend to the Borrower in U.S. dollars (the "Term Loans") the amount set forth opposite such Bank's
                      ----------
name and identified as its "Term Loan Commitment" on Schedule 1 hereto. The Term
                            --------------------     ----------
Loan may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request. Amounts repaid on the Term Loan may not be reborrowed.

     (d) Bid Rate Loans. Bid Rate Loans previously available under this
         --------------
Agreement prior to the Amendment Date will no longer available.

     2.2 Method of Borrowing.
         -------------------

     (a) Notice of Request for Extensions of Credit. The Borrower shall request
         ------------------------------------------
an Extension of Credit by written notice from an Authorized Designee (or telephonic notice promptly confirmed in writing) as follows:

          (i) Revolving Loans. In the case of Revolving Loans, by the Borrower
              ---------------
     to the Administrative Agent not later than 9:00 A.M. (California time) on the day of the requested borrowing (which shall be a Business Day) in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Loan Request is attached as Exhibit
                                                                        -------
     A-1. The Administrative Agent shall give notice to each Bank with a
     ---
     Revolving Commitment promptly upon receipt of each Loan Request pursuant to this Section 2.2(a)(i), the contents thereof and each such Bank's share of any borrowing to be made pursuant thereto.

          (ii) Letters of Credit. In the case of Letters of Credit, by the
               -----------------
     Borrower to the Issuing Bank with a copy to the Administrative Agent not later than 9:00 A.M. (California time) on the third Business Day prior to the date of the requested issuance or extension (or such shorter period as may be agreed by the Issuing Bank). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension, (C) the type, amount, expiry date and terms on which the Letter of Credit is to be issued or extended, and
     (D) the beneficiary. A form of Notice of Request for Letter of Credit is attached as Exhibit A-2.
                 -----------

          (iii) Term Loan. In the case of the Term Loan, to the Administrative
                ---------
     Agent not later than 9:00 A.M. (California time) on the day of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the day of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that an advance of the Term Loan is requested, (B) the aggregate principal amount to be borrowed, and (C) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Loan Request is attached as Exhibit A-1. The
                                                     -----------
     Administrative Agent shall give notice to each Bank with a Term Loan Commitment promptly upon receipt of each Loan Request pursuant to this
     Section 2.1(a)(v), the contents thereof and each such Bank's share of any borrowing to be made pursuant thereto.

     (b) Minimum Amounts. Each Loan advance shall be in a minimum principal
         ---------------
amount of $5,000,000 (or, if less, the remaining Total Revolving Commitments) and integral multiples of $1,000,000 in excess thereof.

     (c) Information Not Provided. If in connection with any such request for a
         ------------------------
Loan, the Borrower shall fail to specify (i) an applicable Interest Period in the case of a Eurodollar Loan, the Borrower shall be deemed to have requested an Interest Period of one month, or (ii) the type of loan requested, the Borrower shall be deemed to have requested a Base Rate Loan.

     (d) Maximum Number of Eurodollar Loans. In connection with any request for
         ----------------------------------
a Loan, (i) Revolving Loans may be comprised of no more than ten (10) Eurodollar Loans outstanding at any time, and (ii) the Term Loan shall be comprised of no more than five (5) Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

     2.3 Interest.
         --------

     (a) Subject to Section 2.7(f), the Loans shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

          (i) Base Rate Loans. During such periods as the Loans shall be
              ---------------
     comprised of Base Rate Loans, a rate equal to the sum of the Base Rate plus
     (A) in the case of Revolving Loans that are Base Rate Loans, (i) one hundred fifty basis points (1.50%) with respect to each day on which the aggregate amount of Revolving Obligations is less than or equal to fifty percent (50%) of the Total Revolving Commitments and (ii) one hundred sixty-two and one-half basis points (1.625%) with respect to each day on which the aggregate amount of Revolving Obligations is greater than fifty percent (50%) of the Total Revolving Commitments and (B) in the case of the portion of the Term Loan that is comprised of Base Rate Loans, two hundred basis points (2.0%) (in each case computed daily on the basis of a 365 or 366, as the case may be, day year and actual days elapsed); and

          (ii) Eurodollar Loans. During such periods as the Loans shall be
               ----------------
     comprised of Eurodollar Loans, a rate equal to the sum of the Eurodollar Rate plus (A) in the case of Revolving Loans that are Eurodollar Loans, (i) two hundred fifty basis points (2.50%) with respect to each day on which the aggregate amount of Revolving Obligations is less than or equal to fifty percent (50%) of the Total Revolving Commitments, and (ii) two hundred sixty-two and one-half basis points (2.625%) with respect to each day on which the aggregate amount of Revolving Obligations is greater than fifty percent (50%) of the Total Revolving Commitments, and (B) in the case of the portion of the Term Loan that is comprised of Eurodollar Loans, three hundred basis points (3.0%), (in each case computed daily on the basis of a 360 day year and actual days elapsed).

     (b) [Intentionally Omitted.]

     2.4 Repayment.
         ---------

     (a) Revolving Loans. The principal amount of all Revolving Loans shall be
         ---------------
due and payable in full on the Termination Date.

     (b) Term Loan. The principal amount of the Term Loan shall be due and
         ---------
payable in full on the Termination Date.

     2.5 Loan Accounts and Notes. Each Bank shall open and maintain on its books
         -----------------------
one or more loan accounts in Borrower's name. Each loan account shall show (without duplication) as debits thereto each Bank's portion of each Base Rate Loan and/or Eurodollar Loan and as credits thereto all Base Rate Loan and/or Eurodollar Loan payments received by such Bank for the account of such Bank and applied to principal so that the balance of the loan account(s) at all times reflect the principal amount due each Bank from Borrower as Base Rate Loans and Eurodollar Loans. All entries in said books shall be presumptive evidence of the making of each Base Rate Loan and Eurodollar Loan, the obligation of Borrower to repay each Base Rate Loan and Eurodollar Loan, and all payments received and disbursed by such Bank. Borrower agrees that if, in the opinion of any Bank, a promissory note or other evidence of debt is required or appropriate to reflect or enforce any Loans outstanding to or to be made by such Bank, then Borrower shall promptly execute and deliver to such Bank one or more promissory notes payable to such Bank to evidence the Loans outstanding to such Bank under this Agreement from time to time, together with such documents as such Bank may reasonably request to evidence the due authorization, execution, delivery and enforceability of such notes. If any notes are issued hereunder, Administrative Agent and Borrower may treat the payee of that note as the owner of such note for all purposes.

     2.6 Conversion and Continuation of Loans and Interest Periods.
         ---------------------------------------------------------

     (a) On any Eurodollar Banking Day Borrower may convert on a pro rata basis among the Banks based on their respective Commitments any outstanding Base Rate Loans or Eurodollar Loans into any other type of Loan available to Borrower hereunder, or Borrower may change the Interest Period of any Eurodollar Loan to another Interest Period available under this Agreement, subject to the following limitations:

          (i) No conversion of any Eurodollar Loan into any other Loan and no continuation or conversion of the Interest Period of any Eurodollar Loan may be made except on the last day of an Interest Period with respect thereto; and

          (ii) Any continuation or conversion shall be preceded by an irrevocable written or telephonic notice from Borrower that it elects such continuation or conversion, which notice shall be received by Administrative Agent at least three (3) Eurodollar Banking Days prior to the date requested for such conversion from or into a Eurodollar Loan or continuation or conversion of the Interest Period of a Eurodollar Loan.

     (b) Banks shall not be obligated to make or continue any Eurodollar Loan when any Event of Default has occurred and is continuing, but any outstanding Eurodollar Loan shall be automatically converted to a Base Rate Loan on the last day of the Interest Period for which a Eurodollar Rate was determined by Administrative Agent following occurrence of such Event of Default, and, unless Section 2.7(f) is applicable, Borrower shall be obligated to pay interest at the Base Rate from the date any Loan is so converted until such Loan is repaid in full regardless of the date when Administrative Agent obtains knowledge of such Event of Default.

     (c) Each conversion of a Loan into a Base Rate Loan or a Eurodollar Loan, as the case may be, shall be effected by each Bank, on behalf of Borrower, as applicable, by making a simultaneous payment of the relevant Eurodollar Loan, or Base Rate Loan, as the case may be, from the proceeds of the new Loans, procedures with respect thereto to be governed by the provisions of Section 2.2, except that disbursement shall be made by means of such payment rather than directly to Borrower to the extent applicable with respect to each Bank.

     (d) If upon the expiration of any Interest Period applicable to Eurodollar Loans, Borrower has failed to select a new Interest Period to be applicable thereto, or if any Event of Default or Unmatured Event of Default shall then exist, Borrower shall be deemed to have elected to convert such Eurodollar Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

     2.7 Disbursements and Payments.
         --------------------------

     (a) Each Base Rate Loan and Eurodollar Loan shall be made on a pro rata basis by Banks based on their respective Commitments, and each Bank's portion of each Loan shall be determined by application of its Normal Percentage. Each Bank's interest in each Loan and each payment to such Bank under this Agreement shall be for the account of such Bank's Lending Office.

     (b) Each Loan and each payment of principal, interest and other sums under this Agreement shall be made in immediately available funds (or such other funds as Administrative Agent may require) at Bank of America's Agency Administrative Services-West, 1850 Gateway Blvd., Concord, California 94520, ABA #111000012, Acct No. 3750836479, Ref: Hughes Electronics Corporation or such other office designated by Administrative Agent from time to time.

     (c) Each Bank agrees it will make the funds which it is to advance hereunder available to Bank of America's Agency Administrative Services-West, 1850 Gateway Blvd., Concord, California 94520, ABA #111000012, Acct No. 3750836479, Ref: Hughes Electronics Corporation or such other office designated by Administrative Agent from time to time not later than 11:00 A.M. California time on the Borrowing Date, and Administrative Agent will thereupon promptly advance to Borrower the amount so received from Banks.

     (d) Payment of all sums under this Agreement shall be made by Borrower to Administrative Agent, and the latter shall promptly distribute to each Bank its share of such payments. Each payment by Borrower shall be made without setoff or counterclaim and not later than 11:00 a.m. California time on the day such payment is due. All sums received after such time shall be deemed received on the next Business Day.

     (e) If Administrative Agent makes available to Borrower an amount due from any Bank which such Bank fails to make available to Administrative Agent, or if Administrative Agent makes available to any Bank an amount due from Borrower which Borrower fails to make available to Administrative Agent, Borrower or such Bank, as the case may be, shall, on demand, refund such amount to Administrative Agent, together with interest thereon for the period during which such amount was available to Borrower or such Bank, as the case may be, at the Federal Funds Rate.

     (f) Any sum of principal or interest payable by Borrower hereunder if not paid when due shall bear interest (payable on demand) from its due date until payment in full (computed daily on the basis of a 365 or 366, as the case may be, day year and actual days elapsed) at a rate per annum equal to the Base Rate plus the margin applicable for Base Rate Loans under Section 2.3(a)(i) plus two percentage points.

     2.8 Fees.
         ----

     (a) Facility Fee. In consideration of the Revolving Commitments, the
         ------------
Borrower shall pay to the Administrative Agent for the ratable benefit of the Banks with Revolving Commitments a facility fee (the "Facility Fee") for the
                                                      ------------
period from the Amendment Date to the Termination Date on the Total Revolving Commitments at a per annum rate (computed on the basis of a 360-day year and actual days elapsed) equal to (i) fifty basis points (0.50%) with respect to each day on which the aggregate amount of Revolving Obligations is less than or equal to fifty percent (50%) of the Total Revolving Commitments, and (ii) thirty-seven and one-half basis points (0.375%) with respect to each day on which the aggregate amount of Revolving Obligations is greater than fifty percent (50%) of the Total Revolving Commitments. The Facility Fee shall be payable quarterly in arrears on the 10th day of each January, April, July and October (for the Facility Fee payable during the previous calendar quarter) and on the Termination Date.

     (b) Letter of Credit Issuance Fee.
         -----------------------------

          (i) Letter of Credit Issuance Fee. In consideration of the issuance of
              -----------------------------
     Letters of Credit, the Borrower promises to pay to the Administrative Agent for the account of each Bank with Revolving Commitments a fee (the "Letter
                                                                         ------
     of Credit Fee") based on such Bank's ratable share of the average daily
     -------------
     maximum amount available to be drawn under each such Letter of Credit computed at a per annum rate (computed on the basis of a 360-day year and actual days elapsed) for each day from the date of issuance to the date of expiration equal to (i) two hundred fifty basis points (2.50%) with respect to each day on which the aggregate amount of Revolving Obligations is less than or equal to fifty percent (50%) of the Total Revolving Commitments, and (ii) two hundred sixty-two and one-half basis points (2.625%) with respect to each day on which the aggregate amount of Revolving Obligations is greater than fifty percent (50%) of the Total Revolving Commitments. The Letter of Credit Fee shall be payable quarterly in arrears on the 10th day of each January, April, July and October (for the Letter of Credit Fee payable during the previous calendar quarter) and on the Termination Date.

          (ii) Issuing Bank Fees. In addition to the Letter of Credit Fee, the
               -----------------
     Borrower promises to pay to the Administrative Agent for the account of the Issuing Bank without sharing by the other Banks (i) a letter of credit fronting fee (the "Issuing Bank Fee") on the average daily maximum amount
                        ----------------
     available to be drawn under each Letter of Credit computed at a per annum rate (computed on the basis of a 360-day year and actual days elapsed) for each day from the date of issuance to the date of expiration equal to one-eighth of one percent (0.125%) and (ii) the customary charges from time to time of the Issuing Bank with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit. The Issuing Bank Fee hereunder shall be payable quarterly in arrears on the 1st day of each January, April, July and October (for the Issuing Bank Fee payable during the previous calendar quarter) and on the Termination Date.

     (c) Administrative Fees. The Borrower agrees to pay to the Administrative
         -------------------
Agent, for its own account, an administrative agency fee as may be mutually agreed.

     2.9 Additional Provisions relating to Letters of Credit.
         ---------------------------------------------------

     (a) Reports. The Issuing Bank will provide to the Administrative Agent upon
         -------
request, a detailed summary report on its Letters of Credit and the activity thereon, in form and substance acceptable to the Administrative Agent. In addition, the Issuing Bank will provide to the Administrative Agent for dissemination to the Banks with Revolving Commitments at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Bank will provide copies of the Letters of Credit to the Administrative Agent and the Banks with Revolving Commitments promptly upon request.

     (b) Participation. Each Bank with a Revolving Commitment, with respect to
         -------------
the Existing Letters of Credit, hereby purchases a participation interest in Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Bank in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the pro rata share of the Banks with Revolving Commitments) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Bank therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Bank with a Revolving Commitment's participation in any Letter of Credit, to the extent that the Issuing Bank has not been reimbursed as required hereunder or under any such Letter of Credit, each Bank with a Revolving Commitment shall pay to the Issuing Bank its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Bank of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Bank with a Revolving Commitment to so reimburse the Issuing Bank shall be absolute and unconditional and shall not be affected by the occurrence of an Unmatured Event of Default, an Event of

Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Bank under any Letter of Credit, together with interest as hereinafter provided.

     (c) Reimbursement. In the event of any drawing under any Letter of Credit,
         -------------
the Issuing Bank will promptly notify the Borrower and the Administrative Agent. Unless the Borrower shall immediately notify the Issuing Bank that the Borrower intends to otherwise reimburse the Issuing Bank for such drawing, the Borrower shall be deemed to have requested that the Banks with Revolving Commitments make a Revolving Loan in the amount of the drawing as provided in subsection (d) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Bank on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Bank as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Base Rate plus the margin applicable for Base Rate Loans under Section 2.3(a)(i) plus two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Bank, the Administrative Agent, the Banks with Revolving Commitments, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Administrative Agent will promptly notify the other Banks with Revolving Commitments of the amount of any unreimbursed drawing and each Bank with a Revolving Commitment shall promptly pay to the Administrative Agent for the account of the Issuing Bank in U.S. dollars and in immediately available funds, the amount of such Bank's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Bank from the Issuing Bank if such notice is received at or before 11:00 A.M. (California time) otherwise such payment shall be made at or before 11:00 A.M. (California time) on the Business Day next succeeding the day such notice is received. If such Bank does not pay such amount to the Issuing Bank in full upon such request, such Bank shall, on demand, pay to the Administrative Agent for the account of the Issuing Bank interest on the unpaid amount during the period from the date of such drawing until such Bank pays such amount to the Issuing Bank in full at a rate per annum equal to, if paid within two (2) Business Days of the date that such Bank is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. The obligation of each Bank with a Revolving Commitment to make such payment to the Issuing Bank, and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of an Event of Default or Unmatured Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Bank with a Revolving Commitment to the Issuing Bank, such Bank shall, automatically and without any further action on the part of the Issuing Bank or such Bank, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Bank) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (d) Repayment with Revolving Loans. On any day on which the Borrower shall
         ------------------------------
have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall promptly give notice to the Banks with Revolving Commitments that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.2(a)(i) with respect thereto) shall be promptly made to the Borrower by all Banks with Revolving Commitments (notwithstanding any termination of the Commitments pursuant to
Section 9.1) pro rata based on their respective Revolving Commitments
             --- ----
(determined before giving effect to any termination of the Commitments pursuant to Section 9.1) and the proceeds thereof shall be paid to the Issuing Bank for application to the respective LOC Obligations. Each such Bank with a Revolving Commitment hereby irrevocably agrees to make its pro rata share of each such Revolving Loan promptly upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum
---------------
amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.3 are then satisfied, (iii) whether an Event of Default or Unmatured Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or
(vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Bank with a Revolving Commitment hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Bank such participation in the outstanding LOC Obligations as shall be necessary to cause each such Bank with a Revolving Commitment to share in such LOC Obligations ratably (based upon the respective Revolving Commitments (determined before giving effect to any termination of the Commitments pursuant to Section 9.1)), provided that in the
                                                          --------
event such payment is not made on the day of drawing, such Bank shall pay in addition to the Issuing Bank interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (e) Designation of other Credit Parties as Account Parties. Notwithstanding
         ------------------------------------------------------
anything to the contrary set forth in this Agreement, including without limitation Section 2.1(b) and 2.2(a)(ii) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (f) Renewal, Extension. The renewal or extension of any Letter of Credit
         ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (g) Uniform Customs and Practices. The Issuing Bank may have the Letters of
         -----------------------------
Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either
      ---                                                     -----
case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

     (h) Indemnification; Nature of Issuing Bank's Duties.
         ------------------------------------------------

          (i) In addition to its other obligations under this Section 2.9, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Bank and the Banks with Revolving Commitments harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Bank or any Bank with a Revolving Commitment may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Bank to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
      ---------------

          (ii) As between the Borrower and the Issuing Bank, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Bank shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Bank's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Bank, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Bank against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Bank shall not, in any way, be liable for any failure by the Issuing Bank or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Bank.

          (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Bank to enforce any right, power or benefit under this Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify the Issuing Bank in respect of any liability incurred by the Issuing Bank (A) arising solely out of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Bank's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (i) Responsibility of Issuing Bank. It is expressly understood and agreed
         ------------------------------
that the obligations of the Issuing Bank hereunder to the Lenders are only those expressly set forth in this Agreement and that the Issuing Bank shall be entitled to assume that the conditions precedent set forth in Section 5.1 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set
                                            --------  -------
forth in this Section 2.9 shall be deemed to prejudice the right of any Lender to recover from the Issuing Bank any amounts made available by such Lender to the Issuing Bank pursuant to this Section 2.9 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Bank.

     (j) Conflict with LOC Documents. In the event of any conflict between this
         ---------------------------
Agreement and any LOC Document (including any letter of credit application), this Agreement shall control.

                                    SECTION 3
                         PAYMENT OF COSTS AND REDUCTION
                                OF THE COMMITMENT

     3.1 Indemnification Upon Failure to Pay Eurodollar Loan. If Borrower makes
         ---------------------------------------------------
any payment of principal with respect to any Eurodollar Loan on a day other than the last day of the then current Interest Period applicable to such Loan (including without limitation any payment upon reduction of the Commitments) or fails to borrow, continue, convert, pay or prepay its Eurodollar Loan on a date designated to Administrative Agent in a notice pursuant to this Agreement (if such failure does not result from the application of Sections 4.1 or 4.2), Borrower shall reimburse each Bank within 15 days after receipt of written demand for any loss incurred by it as a result of the timing of such payment or non-borrowing not reflected in the Eurodollar Rate, including without limitation any loss incurred in liquidating or employing deposits from third parties and loss of profit for the period after such payment or non-borrowing. A certificate of such Bank setting forth the amounts reasonably necessary so to reimburse it in respect of any loss shall be conclusive and binding absent manifest error.

     3.2 Increased Costs.
         ---------------

     (a) If after the date hereof, any applicable law, rule or regulation or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Bank (or its Lending Office) with any request or directive of any such authority, central bank or comparable agency, whether or not having the force of law, shall impose, modify or deem applicable:

          (i) any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit, compulsory loan or similar requirements against assets, commitments or deposits or other liabilities with, of or for the account of, or credit extended by, or any acquisition of funds by or for the account of any Bank or its Lending Office or the London interbank market or any other condition affecting its obligations to make the Loans to Borrower hereunder;

          (ii) any capital or similar requirements against (or against any class of or change in or the amount of) assets or liabilities of, or commitments or extensions of credit by, such Bank; each Bank which is so affected shall give prompt notice to Borrower describing such reserves or requirements at least four Business Days prior to the date such Bank will begin to implement such additional charges with respect to Borrower. If the result of any of the foregoing is to increase the cost or reduce the profit to such Bank (or its Lending Office) under this Agreement by an amount deemed by such Bank to be material, then, within 15 days after written demand by such Bank, Borrower will pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost incurred or reduction in profit suffered by such Bank. Such Bank will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to such Bank in the sole discretion of such Bank. A certificate of such Bank setting forth the basis for determining such additional amount or amounts necessary to compensate the Bank shall be conclusive in the absence of manifest error.

     (b) Without limiting the effect of the foregoing (but without duplication), upon any Bank's prior written request, Borrower shall pay to such Bank on the last day of each Interest Period, so long as such Bank may be required to maintain reserves against "eurocurrency liabilities" under Regulation D (as at
                           ------------------------
any time amended) of the Board of Governors of the Federal Reserve System, as additional interest on the unpaid principal amount of each Eurodollar Loan by such Bank outstanding during such Interest Period, an additional amount (determined by such Bank and notified to Borrower in writing) up to but not exceeding such amount as would, together with payments of interest on such Eurodollar Loan for such Interest Period, result in the receipt by such Bank of total interest on such Eurodollar Loan, for such Interest Period at a rate per annum determined by such Bank to be equal to the sum of:

          (i) the Eurodollar Rate divided by a sum equal to (a) 1 minus (b) the rate (expressed as a decimal) of such reserves required by Regulation D, plus

          (ii) the applicable margin for such Eurodollar Loans referenced in
     Section 2.3(a)(ii).

In determining the additional amount payable for an Interest Period pursuant to this Section, such Bank shall take into account any transitional adjustment or phase-in provisions of such reserve requirements applicable during such Interest Period, which would reduce the reserve requirement otherwise applicable to eurocurrency liabilities during such Interest Period; provided, however, each Bank in its sole discretion may determine the allocation of reserve requirements to its Eurodollar Loans. Each such determination made by such Bank, and each such notification by such Bank to Borrower under this Section, shall be conclusive as to the matters set forth therein in the absence of manifest error.

     3.3 Taxes. All payments or reimbursements under this Agreement and any
         -----
instrument or agreement required hereunder shall be made without setoff or counterclaim and free and clear of and without deduction for any and all present and future Taxes. Borrower agrees to cause all such Taxes to be paid on behalf of any Bank or Administrative Agent directly to the appropriate governmental authority. If Borrower is legally prohibited from complying with this subsection, payments due to such Bank or Administrative Agent under this Agreement and any instrument or agreement required hereunder shall be increased so that, after provisions for Taxes and all Taxes on such increase, the amounts received by such Bank or Administrative Agent will be equal to the amounts required under this Agreement and any instrument or agreement required hereunder as if no Taxes were due on such payments. Borrower shall indemnify each Bank and Administrative Agent for the full amount of Taxes payable by such Bank or Administrative Agent and any liabilities (including penalties, interest and expenses) arising from such Taxes within 30 days from any written demand by such Bank. Borrower shall provide evidence that all applicable Taxes have been paid to the appropriate taxing authorities by delivering to Administrative Agent official tax receipts or notarized copies or other evidence thereof satisfactory to Administrative Agent, within 90 days after the due date for such Tax payment. Such Bank will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such payment or reimbursement and will not be otherwise disadvantageous to such Bank in the sole discretion of such Bank.

     3.4 Prepayments.
         -----------

     (a) Voluntary Prepayments. Upon the irrevocable written notice of Borrower
         ---------------------
received by Administrative Agent by 11:00 A.M. California time at least one Business Day prior to the prepayment of a Base Rate Loan at least five Eurodollar Banking Days prior to the prepayment of a Eurodollar Loan, Borrower may prepay any Eurodollar Loan or Base Rate Loan; but such prepayment shall be in an amount of at least $5,000,000 or multiple integrals of $1,000,000 in excess thereof. The notice of prepayment shall specify the date of the prepayment, the amount of the prepayment and the Loan to be prepaid. Each such prepayment shall be made on the date specified and, in the case of a prepayment of any Eurodollar Loan shall be accompanied by the payment of accrued interest on the amount prepaid. Subject to compliance with the foregoing procedures, Base Rate Loans may be prepaid at any time without cost or penalty of any kind. If Borrower elects to prepay a Eurodollar Loan, Borrower shall, on demand by each Bank, pay such Bank the amount (if any) by which (a) the additional interest which would have been payable on the amount prepaid on such Bank's portion of such Loan had it not been paid until the last day of the Interest Period of such Loan exceeds (b) the interest which would have been recoverable by such Bank by placing such prepaid amount on deposit in the offshore Dollar interbank markets for a period starting on the date on which it was prepaid and ending on the last day of the Interest Period for such Loan.

     (b) Mandatory Prepayments.
         ---------------------

          (i) Committed Amounts. If at any time (A) the aggregate principal
              -----------------
     amount of Revolving Obligations shall exceed the Total Revolving Commitments, or (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount, the Borrower shall immediately make payment on the Revolving Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the difference.

          (ii) Asset Dispositions. The Loan Obligations shall be immediately
               ------------------
     prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds received from all Asset Dispositions after the Amendment Date; provided, however, the net cash proceeds of Asset
                         --------
     Dispositions may be retained by the Borrower and paid hereunder on the earlier of (A) the occurrence of an Event of Default, or (B) the Business Day on which the aggregate amount of such net cash proceeds not yet applied to a prepayment of the Loan Obligations hereunder equals or exceeds $25 million.

          (iii) PAS and DLA Capital Stock. The Loan Obligations shall be
                -------------------------
     immediately prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds received from the sale or disposition of any of the capital stock in PAS or DLA owned by the Borrower (or any of its Subsidiaries).

          (iv) EchoStar Break-Up Fee. The Loan Obligations shall be immediately
               ---------------------
     prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds of any break-up fees (or any similar fee or amount) payable pursuant to the terms of the implementation, separation, merger, stock purchase and related agreements with EchoStar Communications Corporation, as the same may be amended from time to time (collectively, the "EchoStar Transaction
                                                   --------------------
     Documents").
     ---------

          (v) Dividends and Distributions. The Loan Obligations shall be
              ---------------------------
     immediately prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds received by the Borrower (or any other Credit Party) from any dividend or distribution received on or in respect of the capital stock or other equity interest in any non-wholly owned Subsidiary of the Borrower (including PAS and DLA).

          (vi) Debt Transactions. The Loan Obligations shall be immediately
               -----------------
     prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds received by any Credit Party from any Debt Transaction.

          (vii) Equity Transactions. The Loan Obligations shall be immediately
                -------------------
     prepaid as hereafter provided in an amount equal to one hundred percent (100%) of the net cash proceeds received by any Credit Party from any Equity Transaction.

     (c) Application.
         -----------

          (i) Voluntary Prepayments. Voluntary prepayments on the Loan
              ---------------------
     Obligations shall be applied as specified by the Borrower. Absent such specification, voluntary prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

          (ii) Mandatory Prepayments. Mandatory prepayments made under
               ---------------------
     subsection (b)(ii) in respect of Asset Dispositions, under subsection
     (b)(iii) in respect of a sale of any capital stock in PAS or DLA, under subsection (b)(iv) in respect of the EchoStar Transaction Documents, under subsection (b)(v) in respect of dividends and distributions in respect of non-wholly owned Subsidiaries, under subsection (b)(vi) in respect of Debt Transactions, and under subsection (b)(vii) in respect of Equity Transactions shall be applied (i) if the Term Loan has been made and is outstanding, first to the Term Loan until paid in full, and thereafter, to the Revolving Obligations, and (ii) if the Term Loan has not been made or has been paid in full, to the Revolving Obligations. Within the foregoing parameters for application, mandatory prepayments shall be applied first to Base Rate Loans and then to Eurodollar Loans in direct order of Interest Period maturities.

     3.5 Pro Rata Reduction of Commitments by Borrower.
         ---------------------------------------------

     (a) Voluntary Reduction of Revolving Commitments. Borrower may, upon 3 days
         --------------------------------------------
prior written notice (which notice shall be irrevocable) to Banks through Administrative Agent, reduce the Total Revolving Commitment on a pro rata basis among the Banks with Revolving Commitments. Such a reduction shall be in an integral multiple of $5,000,000. Borrower shall, on the effective date of each such reduction, repay to each Bank with Revolving Commitments through Administrative Agent that portion of each Revolving Loan which exceeds the amount of each Bank's Revolving Commitment as reduced, together with accrued interest on the amount paid and accrued facility fees subject to such reduction. After the effective date of each reduction, the Bank's obligations under this Agreement shall be based on the reduced Revolving Commitments.

     (b) Mandatory Reduction of Revolving Commitments. The Total Revolving
         --------------------------------------------
Commitments shall be permanently reduced from time to time in an amount equal to the amount of any prepayment on the Revolving Obligations required by Sections 3.4(b)(ii), (iii), (iv), (v), (vi) and (vii).

     3.6 Non-Ratable Increases and Reductions of Commitments by Borrower.
         ---------------------------------------------------------------

     (a) Increase in Revolving Commitments. Subject to the terms and conditions
         ---------------------------------
set forth herein, the Borrower may at any time upon notice to the Administrative Agent increase the Total Revolving Commitments up to TWO BILLION DOLLARS ($2,000,000,000); provided that:

          (i) any such increase shall be in a minimum aggregate principal amount of $5 million and integral multiples of $1 million in excess thereof (or the remaining amount, if less),

          (ii) if any Revolving Loans are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amounts owing under Section 3.1) as necessary to give effect to the revised commitment percentages and commitment amounts,

          (iii) the conditions to the making of a Revolving Loan set forth in
     Section 5.3 shall be satisfied (provided that, for purposes of establishing
                                     --------
     the increase in Revolving Commitments hereunder, subsection 5.3(d) shall not apply),

          (iv) the Borrower shall obtain commitments for the amount of the increase from existing Banks or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, provided that such other commercial banks and financial institutions join in this Agreement as Banks by joinder agreement in substantially the form attached hereto as Exhibit H (the "Bank Joinder Agreement")or other arrangement
                               ----------------------
     reasonably acceptable to the Administrative Agent. In connection with any such increase in the Revolving Commitments, Schedule 1 shall be revised to
                                                 ----------
     reflect the modified commitments and commitment percentages of the Banks, and the Borrower will provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Banks in connection therewith; and

          (v) after giving effect to any such increase in Revolving Commitments, the aggregate amount of Total Commitments (including the Term Loan Commitments, if any) shall not exceed Two Billion Dollars ($2,000,000,000).

     (b) Establishment of a Term Loan Facility. Subject to the terms and
         -------------------------------------
conditions set forth herein, the Borrower may at any time upon notice to the Administrative Agent establish a Term Loan Facility hereunder; provided that:

          (i) any such Term Loan shall be in a minimum aggregate principal amount of $5 million and integral multiples of $1 million in excess thereof (or the remaining amount, if less),

          (ii) the conditions to the making of a Loan set forth in Section 5.3 shall be satisfied,

          (iii) the Borrower shall obtain commitments for the amount of the Term Loan Facility from existing Banks or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, provided that such other commercial banks and financial institutions join in this Agreement as Banks by joinder agreement or other arrangement reasonably acceptable to the Administrative Agent. In connection with any such Term Loan, Schedule 1 shall be revised to reflect the commitments and commitment
           ----------
     percentages of the Banks, and the Borrower will provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Banks in connection therewith; and

          (iv) after giving effect to any such Term Loan Facility, the aggregate amount of Total Commitments (including the Term Loan Commitments, if any) shall not exceed Two Billion Dollars ($2,000,000,000).

     (c) Reduction of One Bank's Commitment by Borrower. If the amount of any
         ----------------------------------------------
payment to be made to or for the account of any Bank is increased under Section
3.3 or any Bank makes a claim under Section 3.2, then:

          (i) Borrower may within 60 days after the notice thereof and by not less than five Business Days' written notice to Administrative Agent, cancel such Bank's Commitment, whereupon such Bank shall cease to be obligated to participate in further Loans hereunder and its Commitment shall be reduced to the amount of its outstanding Loans until such Loans are repaid by Borrower either on the Principal Repayment Date for such Loans or pursuant to Section 3.6(b), at which time such Bank's Commitment shall be reduced to zero;

          (ii) if Borrower cancels such Bank's Commitment pursuant to clause (i) above and if Borrower so elects by written notice to Administrative Agent given at the same time as the notice referred to in clause (i) above, Borrower shall prepay such Bank's portion of each outstanding Loan together with any accrued interest thereon plus all costs and expenses (including break and funding costs in connection with the relending, reborrowing, funding or other employing of funds) incurred by such Bank as a result of such cancellation or prepayment on a date other than the Principal Repayment Date for such Loan; and

     3.7 Notice of Reductions. Each notice of reduction or prepayment given
         --------------------
pursuant to Section 3.4, 3.5 or 3.6 shall be irrevocable, shall specify the date upon which such reduction or prepayment is to be made and, in the case of a notice of prepayment, shall obligate Borrower to make such prepayment on such date. Borrower may not give a notice of reduction of a part of the Commitments pursuant to Section 3.6 at any time prior to the date so specified in any previous such notice.

     3.8 Designation of Replacement Bank. If the Commitment of any Bank is
         -------------------------------
cancelled by Borrower pursuant to Section 3.6 or if any Bank terminates its Commitment with respect to Eurodollar Loans pursuant to Section 4.2, Borrower, with the consent of Administrative Agent, may designate an Eligible Assignee (or, if it deems appropriate, more than one Eligible Assignee) acceptable to Administrative Agent to act as a Bank hereunder and upon execution of a written agreement in form satisfactory to Administrative Agent by such Eligible Assignee in which it agrees to abide by all of the terms, conditions and obligations applicable to a Bank herein and to have a Commitment as specified in such agreement, such Eligible Assignee shall be deemed a Bank hereunder to the same extent as if it were a signatory hereto and, thereafter, such Eligible Assignee shall for all purposes be considered a "Bank" hereunder.
                                        ----

     3.9 Effect of Reduction of Commitment. If, at any time:
         ---------------------------------

     (a) the Commitment of any Bank is reduced to zero in accordance with the terms of this Agreement;

     (b) all indebtedness and other amounts owed to such Bank by Borrower hereunder or in connection herewith have been satisfied in full; and

     (c) such Bank is under no further actual or contingent obligation hereunder,

then such Bank shall cease to be a party hereto and a Bank for the purposes hereof; provided, however, that the obligations of Borrower and such Bank under
        --------  -------
Sections 3.1, 3.2, 3.3, 11.14, 11.15 and 11.16 shall survive the cancellation of the Commitment and the termination of this Agreement.

     3.10 Accrued Fees. On the date of the cancellation of any portion of the
          ------------
Total Commitment in accordance with Section 3.5 or of any Bank's Commitment under Section 3.6, all accrued facility fees and letter of credit fees for such portion of the Total Commitment or of such Bank's Commitment shall be paid in full by Borrower.

     3.11 Survival. The agreements and obligations of Borrower in this Section 3
          --------
shall survive the termination of this Agreement.

                                    SECTION 4
                     CHANGE IN CIRCUMSTANCES AFFECTING LOANS

     4.1 Inability to Determine Eurodollar Rate. If any Reference Bank
         --------------------------------------
determines (which determination shall be made in good faith and shall be conclusive and binding upon Borrower) that (a) by reason of circumstances then affecting the Eurodollar interbank market, adequate and reasonable means do not or will not exist for ascertaining the interest rate applicable to any Eurodollar Loans, or (b) Dollar deposits in the relevant amounts and for the relevant Interest Period are not available to the Banks in the Eurodollar interbank market, then it shall notify the Administrative Agent who shall forthwith give written notice of such determination to Borrower and each Bank at least one Business Day prior to the first day of any Interest Period so affected; whereupon, until Administrative Agent shall notify Borrower that the circumstances giving rise to such suspension no longer exist, (i) the obligations of the Banks to make Eurodollar Loans shall be suspended and (ii) Borrower shall repay in full, without premium or penalty, the then outstanding principal amount of the Eurodollar Loans, together with accrued interest thereon, on the last day of the then current Interest Period pursuant to the next sentence. Unless Borrower notifies Administrative Agent to the contrary within one Business Day after receiving a notice from Administrative Agent pursuant to this Section, Borrower shall, concurrently with prepaying the Eurodollar Loans pursuant to this Section, be deemed automatically without any further notice to Administrative Agent or the Banks to have requested and received Base Rate Loans in an equal principal amount from the Banks, the proceeds of which are deemed to have been used to repay the other Loans.

     4.2 Illegality. If, after the Effective Date, the introduction of or any
         ----------
change in any applicable law, rule or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof or compliance by any Bank with any request or directive (whether or not having the force of law) of any such authority shall make it unlawful or impossible for such Bank (or its Lending Office) to make, maintain or fund its Eurodollar Loans, such Bank shall forthwith give written notice thereof to Administrative Agent and to Borrower. Before giving any notice pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not be otherwise disadvantageous to such Bank in the sole judgment of such Bank. Upon receipt of such notice (a) if such Bank has received a request with respect to Eurodollar Loans and has not yet made such Loan, a Base Rate Loan shall be deemed to have been designated without any further notice; (b) all Loans which would otherwise be made by such Bank as Eurodollar Loans shall be made instead as Base Rate Loans; and (c) Borrower shall prepay in full, without premium or penalty, the then outstanding principal amount of such Bank's Eurodollar Loans, together with accrued interest, on either (i) the last day of the then-current Interest Period if such Bank may lawfully continue to fund and maintain such Eurodollar Loans, to such day or (ii) immediately if such Bank may not lawfully continue to fund and maintain such Eurodollar Loans to such day together with an amount, if any, calculated as set forth in the last sentence of Section 3.4(a). Concurrently with prepaying each such Eurodollar Loan Borrower shall borrow a Base Rate Loan from such Bank in an amount equal to the principal amount of such Bank's Eurodollar Loans, the proceeds of which are deemed to have been used to repay such Bank's Eurodollar Loans. If circumstances subsequently change so that such Bank is not further affected, and no Eligible Assignee has been appointed pursuant to Section 3.8,such

Bank shall so notify Borrower and Administrative Agent and such Bank's obligation to make and continue Eurodollar Loans shall be reinstated upon written request of Borrower.

                                    SECTION 5
                              CONDITIONS PRECEDENT

     5.1 [Intentionally Omitted.]

     5.2 [Intentionally Omitted.]

     5.3 Conditions Precedent to Loans. The obligation of Banks to disburse each
         -----------------------------
Loan (including the first Loan) is subject to the following conditions and by communicating a Loan Request Borrower is deemed to certify that: (a) to the best knowledge of the Authorized Designee making such Loan Request, the representations and warranties contained in this Agreement and any other documents delivered pursuant hereto are true and correct in all material respects on the date of such Loan Request; (b) the financial statements delivered to Administrative Agent by Borrower pursuant to Section 7.5 on the date most nearly preceding the Loan Request present fairly the financial position and results of operation and changes in financial position of Borrower and its consolidated Subsidiaries as at the end of, and for the fiscal period to which such statements relate, (subject, in the case of unaudited financial statements to year end adjustments); (c) to the best knowledge of the Authorized Designee making such Loan Request, no Event of Default or Unmatured Event of Default has occurred and is continuing except such Events of Default or Unmatured Events of Default as have been expressly waived by or on behalf of the Banks; and (d) in the case of Revolving Loans, at least $2.0 billion in principal amount shall be borrowed and outstanding under the GMAC Credit Agreement at such time.

                                    SECTION 6
                         REPRESENTATIONS AND WARRANTIES

     6. Borrower represents and warrants that as of the Amendment Date:

     6.1 Authority. Each Credit Party (a) is a corporation duly organized and
         ---------
existing under the laws of its jurisdiction of organization, with, in the case of the Borrower, its executive offices in El Segundo, California, (b) has the corporate power and authority to own and operate its property, lease the property it operates as lessee and carry on its business as now being conducted,
(c) is duly qualified and authorized to do business, and is in good standing in every state, country or other jurisdiction where the failure to be so qualified, authorized and in good standing would have a Material Adverse Effect, (d) has full power and authority to borrow or guarantee, as appropriate, the sums provided for in this Agreement, to execute, deliver and perform this Agreement and any instrument or agreement required hereunder, and to perform and observe the terms and provisions hereof and thereof, (e) has taken all corporate action necessary for the authorization, execution, delivery and performance of this Agreement and any instrument or agreement required hereunder, (f) requires no consent or approval of any trustee or holder of any indebtedness or obligation and requires no consent, permission, authorization, order or license of any Governmental Authority in connection with the execution, delivery and performance of this Agreement and any instrument or agreement required hereunder, or any transaction contemplated hereby or thereby, except as may have been obtained and certified copies of which have been delivered to Banks through Administrative Agent, and (g) is in compliance with all material Requirements of Law, except to the extent the failure to comply therewith would not have a Material Adverse Effect.

     6.2 Binding Obligations. This Agreement is the legal, valid and binding
         -------------------
obligation of Borrower, enforceable against it in accordance with its terms, and each Loan Document is the legal, valid and binding obligation of the Borrower and each other Credit Party thereto, enforceable against such Credit Party in accordance with its terms, in each case except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (whether enforcement is sought by proceedings in equity or at law).

     6.3 No Contravention. There is no charter, by-law, or capital stock
         ----------------
provision of Borrower or any other Credit Party and no provision of any indenture or material agreement, written or oral, to which Borrower or any other Credit Party is a party or under which Borrower or any other Credit Party is obligated, nor is there any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower or any other Credit Party which would be contravened by the execution, delivery and performance of this Agreement or any instrument or agreement required hereunder, or by the performance of any provision, condition, covenant or other term hereof or thereof, nor would such execution, delivery and performance result in, or require, the creation or imposition of any Lien on any of the properties or revenues of the Borrower or any other Credit Party, except as contemplated by the Loan Documents.

     6.4 Notices. Except as previously disclosed in writing to Administrative
         -------
Agent, no event has occurred which, to the best of its knowledge, would require Borrower and each other Credit Party to notify Administrative Agent and the Banks pursuant to Section 7.3 hereof.

     6.5 Financial Statements. Each of the financial statements described below
         --------------------
(copies of which have been provided to Administrative Agent for distribution to Banks) are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent or otherwise) and results of operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

          (a) the annual financial statements of Borrower and its consolidated subsidiaries, which statements include at least the consolidated balance sheet as of the close of December 31, 2000, and the consolidated statement of operations and statement of cash flow for such fiscal year, audited by Deloitte & Touche (or such other independent certified public accountants of recognized international standing selected by Borrower) and prepared in accordance with GAAP applied on a consistent basis, and which statements include the opinion of such accountants, such opinion not qualified or limited because of any restricted or limited nature of examination made by such accountants or because of a "going concern" qualification;
                                       -------------

          (b) the unaudited consolidated balance sheet of Borrower and its consolidated subsidiaries dated as of December 31, 2001, and the unaudited consolidated statement of operations and statement of cash flow for such quarter and for the fiscal year ending with such quarter, all prepared in accordance with GAAP applied on a consistent basis; and

          (c) after the Amendment Date, the annual and quarterly financial statements provided in accordance with Sections 7.5(a) and (b).

     6.6 ERISA. Based upon ERISA and the regulations and published
         -----
interpretations thereunder, the Plans of Borrower and each member of the Consolidated Group and, to the knowledge of Borrower, the Plans of any other ERISA Affiliates, are in material and substantial compliance in all material respects with the applicable provisions of ERISA and Borrower and each member of the Consolidated Group are in compliance with such Plans in all material respects. No Reportable Event which has or could be reasonably be expected to result in termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan has occurred and is continuing with respect to any Plan.

     6.7 Government Regulations. Neither Borrower nor any other Credit Party is
         ----------------------
engaged principally, or as one of its important activities, in the business of extending credit for the purposes of purchasing or carrying any "margin stock"
                                                                 ------------
within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, and no part of the proceeds of the extensions of credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock", or for the purpose of purchasing or carrying or
              ------------
trading in any other securities in violation of Regulation U; and neither Borrower nor any other Credit Party is, or is controlled by, an "investment
                                                                 ----------
company" within the meaning of the Investment Company Act of 1940, as amended.
-------

     6.8 Subsidiaries. Set forth on Schedule 6.8 are all of the Subsidiaries of
         ------------               ------------
the Borrower, as well as the jurisdiction of organization and, in the case of the Credit Parties, classes of capital stock or other equity interests (including options, warrants, rights of subscription, conversion and exchangeability and other similar rights), ownership and ownership percentages thereof held by the Borrower and its Subsidiaries. The outstanding shares of capital stock or other equity interests shown have been validly issued, fully paid and are non-assessable and owned free of Liens other than Permitted Liens. The outstanding shares of capital stock or other equity interests of the Credit Parties are not the subject of any buy-sell, voting trust or other shareholder agreement.

     6.9 Taxes. Borrower and each member of the Consolidated Group have filed,
         -----
or had filed on their behalf, all federal and state tax returns which to the knowledge of the financial officers of Borrower and each member of the Consolidated Group are required to have been filed, and have paid prior to delinquency all taxes that have become due pursuant to said returns or pursuant to any assessment, except as are being contested in good faith by appropriate proceedings and as to which adequate reserves have been provided on the books of Borrower and each member of the Consolidated Group in accordance with GAAP and except to the extent that the failure to do so would not have a Material Adverse Effect.

     6.10 Insurance. Borrower shall maintain, or cause to be maintained,
          ---------
insurance as required pursuant to Section 7.7 hereof.

     6.11 Use of Proceeds of Loans. The proceeds of the Loans hereunder will be
          ------------------------
used by Borrower (i) to refinance the DLA Credit Facility and the SurFin Credit Facilities (which may be accomplished by a purchase of the existing bank loans and commitments thereunder) in full and (ii) to finance working capital, capital expenditures and other lawful corporate purposes of the Consolidated Group.

     6.12 No Material Misstatements. None of the information, reports, financial
          -------------------------
statements, exhibits or schedules, taken as a whole, furnished by or on behalf of any Credit Party to Administrative Agent or any Bank in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were, are or will be made, not materially misleading, provided that to the extent any such
                                         --------
information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

     6.13 Liens. The properties and assets of Borrower and each other Credit
          -----
Party, real, personal and mixed, are not subject to any Liens, except for Permitted Liens.

     6.14 Security Interests.
          ------------------

     (a) Security Agreement. The Security Agreement is effective to create in
         ------------------
favor of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal, valid and enforceable security interest in the collateral identified therein owned by the Credit Parties and, when financing statements in appropriate form are filed in the appropriate offices for the locations specified in the schedules to the Security Agreement, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any collateral other than Permitted Liens.

     (b) Pledge Agreement. The Pledge Agreement is effective to create in favor
         ----------------
of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal, valid and enforceable security interest in the collateral identified therein and, when such collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such collateral, in each case prior and superior in right to any other Lien.

                                    SECTION 7
                        AFFIRMATIVE COVENANTS OF BORROWER

     7. Borrower covenants and agrees that so long as the credit hereby granted shall remain available in whole or in part or until the full and final payment of all indebtedness incurred hereunder, unless Majority Banks waive compliance in writing:

     7.1 Use of Proceeds of Loans. It will use the proceeds of the Loans made by
         ------------------------
Banks to Borrower hereunder solely for the purposes set forth in Section 6.11.

     7.2 Management of Business; Preservation of Existence. It will, and it will
         -------------------------------------------------
cause each other Credit Party to, (i) manage its business and conduct its affairs such that the representations and warranties contained in Section 6 remain true and correct at all times, and (ii) except as otherwise permitted hereunder, do all things necessary to preserve and keep in full force and effect its existence, rights, franchises and authority, except to the extent that the failure to do so would not have a Material Adverse Effect.

     7.3 Notice of Certain Events. It will, and it will cause each other Credit
         ------------------------
Party to, give prompt written notice to Administrative Agent (who shall promptly notify the Banks) of:

          (a) all Events of Default or Unmatured Events of Default under any of the terms or provisions of this Agreement;

          (b) any event of default under any other agreement, contract, indenture, document or instrument that could in the reasonable opinion of Borrower be expected to result in a Material Adverse Effect;

          (c) all material changes in senior management otherwise publicly announced;

          (d) all litigation, arbitration or administrative proceedings involving Borrower or any of its Subsidiaries (including PAS and DLA) which could in the reasonable opinion of Borrower be expected to result in a Material Adverse Effect;

          (e) any other matter which has resulted in, or might in the reasonable opinion of Borrower result in, a Material Adverse Effect;

          (f) any change in any debt rating of the Borrower by S&P or Moody's;
     and

          (g) any material amendments, modifications, supplements or change under the EchoStar Transaction Documents (with copies thereof).

     7.4 Records. It will, and it will cause each other Credit Party to, keep
         -------
and maintain full and accurate accounts and records of its operations according to GAAP and will permit Administrative Agent, and its designated officers, employees, agents, and representatives, to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its properties, real, personal and mixed; provided, however, that such examination and access shall be in compliance with security and confidentiality requirements of all Governmental Authorities and, subject to Section 11.16, Borrower's corporate policies.

     7.5 Information Furnished. It will furnish to Banks and Administrative
         ---------------------
Agent:

          (a) Within 45 days after the close of each quarter, except for the last quarter of each fiscal year, its consolidated balance sheet as of the close of such quarter and its consolidated statement of operations and statement of cash flow for that quarter and for that portion of the fiscal year ending with such quarter, all prepared in accordance with GAAP, and all certified by its Authorized Designee as presenting fairly the financial position and results of operation and changes in financial position of Borrower and its consolidated subsidiaries as at the end of, and for the fiscal period to which such statements relate, subject to normal year-end adjustments.

          (b) Within 90 days after the close of each fiscal year, a complete copy of its annual financial statements, which statements shall include at least its consolidated balance sheet as of the close of such fiscal year and its consolidated statement of operations and statement of cash flow for such fiscal year, audited by Deloitte & Touche (or such other independent certified public accountants of recognized international standing selected by Borrower) and prepared in accordance with GAAP applied on a consistent basis, and which statements shall include the opinion of such accountants, such opinion not to be qualified or limited because of any restricted or limited nature of examination made by such accountants or because of a "going concern" qualification.
      -------------

          (c) Within 45 days after the close of each quarter except for the last quarter of each fiscal year, (and within 90 days after the close of each fiscal year) its certificate executed by an Authorized Designee that (i) the representations and warranties set forth in Section 6 are true and correct in all material respects; and (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing except such Events of Default or Unmatured Events of Default as have been expressly waived by or on behalf of the Banks.

          (d) Concurrently with the delivery of the financial statements referred to in clauses (a) and (b), a duly completed Compliance Certificate signed by an Authorized Designee, including demonstration of compliance with the financial covenants (and the components thereof), in detail and form reasonably acceptable to the Administrative Agent.

          (e) Promptly upon transmission or receipt thereof, copies of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency.

          (f) Such other information concerning its affairs as Administrative Agent or the Majority Banks may reasonably request.

     7.6 [Intentionally Omitted.]

     7.7 Insurance. It will, and will cause each of the Credit Parties to, at
         ---------
all times maintain in full force and effect insurance (including worker's compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Collateral Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any collateral under the Collateral Documents, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any Credit Party or any other Person shall affect the rights of the Collateral Agent or the Banks under such policy or policies. The present insurance coverage of the Credit Parties is outlined as to carrier, policy number, expiration date and type on Schedule 7.7; provided, however, that
                                           ------------
Borrower and each of the Credit Parties may self-insure to the extent they deem prudent.

     7.8 ERISA. It will, and it will cause each member of the Consolidated Group
         -----
to:

          (a) At all times, make prompt payment of contributions required to meet the minimum funding standard set forth in ERISA with respect to its Plans, except to the extent that waivers are granted by the appropriate governmental agencies;

          (b) Notify Administrative Agent immediately of (i) any Reportable Event which could reasonably be expected to result in aggregate liability to the members of the Consolidated Group in excess of $75,000,000 and (ii) any other fact arising in connection with any of its Plans or a Plan of any ERISA Affiliate which has resulted, or could reasonably be expected to result, in termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, in each case together with a statement, if requested by Administrative Agent, as to the reasons therefor and the action, if any, which Borrower or such ERISA Affiliate proposes to take with respect thereto; and

          (c) Furnish to Administrative Agent, upon its written request, such information concerning any of its Plans as may be reasonably requested.

     7.9 Administrative Agent's Fees. It will compensate Administrative Agent as
         ---------------------------
mutually agreed.

     7.10 Payment of Taxes and Other Indebtedness. It will, and will cause each
          ---------------------------------------
member of the Consolidated Group to, pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they become delinquent, (ii) all lawful claims (including claims for labor, material and supplies) that, if unpaid, might give rise to a Lien upon any of its properties, and (iii) except as prohibited hereunder, all of its other Indebtedness as it becomes due, except to the extent that the failure to do so would not have a Material Adverse Effect; provided that no
                                                           --------
member of the Consolidated Group shall be required to pay any amount that is being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established, unless failure to make any such payment (A) could give rise to an immediate right to foreclose on a Lien securing such amounts or (B) could have a Material Adverse Effect.

     7.11 Performance of Obligations. It will, and will cause each other Credit
          --------------------------
Party to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements and other debt instruments to which it is a party or by which it is bound, a breach of which would result in a Material Adverse Effect, except where contested in good faith by appropriate proceedings diligently pursued.

     7.12 Compliance with Law. It will, and will cause each member of the
          -------------------
Consolidated Group to, comply with the requirements of all applicable laws, rules, regulations, and orders of any Governmental Authority, a breach of which would result in a Material Adverse Effect, except where contested in good faith by appropriate proceedings diligently pursued.

     7.13 Maintenance of Property. It will, and will cause each other Credit
          -----------------------
Party to, maintain and preserve its material properties and equipment in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and make all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be necessary or proper, to the extent and in the manner customary for similar businesses.

     7.14 Additional Credit Parties.
          -------------------------

     (a) Except for the Subsidiaries of HTS, which shall not be required to become Guarantors hereunder, where Domestic Subsidiaries that are not Guarantors hereunder (the "Non-Guarantor Subsidiaries") shall, at any time, individually in
                --------------------------
any instance, qualify as a Significant Subsidiary, as of either the Amendment Date or the end of the most recent fiscal quarter, then Borrower shall promptly notify Administrative Agent thereof and cause such Non-Guarantor Subsidiaries to be joined as Guarantors. In connection with any such joinder hereunder, Borrower shall cause there to be delivered to Administrative Agent promptly, but in any event within 30 days, (i) a Guaranty (or an amendment, supplement or joinder to the existing Guaranty), and an amendment, supplement or joinder to the Collateral Documents (including UCC financing statements), in form and substance satisfactory to Administrative Agent, to join the applicable Domestic Subsidiary as a Guarantor hereunder, and such other action necessary or advisable to cause the Liens created by the Collateral Documents to be duly perfected by the filing of appropriate financing statements, (ii) such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as Administrative Agent may reasonably request, and
(iii) stock certificates and related pledge agreements and pledge joinder agreements evidencing the pledge of 100% of the capital stock or other equity interest of such Significant Subsidiary, together with undated stock transfer powers executed in blank.

     (b) Where there shall exist any Foreign Subsidiary which qualifies as a Significant Subsidiary and is directly owned by the Borrower or a Domestic Subsidiary, as of the end of the most recent fiscal quarter, then Borrower shall promptly notify Administrative Agent thereof and cause to be delivered to Administrative Agent promptly, but in any event within 30 days, (i) stock certificates and related pledge agreements and pledge joinder agreements evidencing the pledge of 65% of the voting capital stock or other equity interest of such Foreign Subsidiary, together with undated stock transfer powers executed in blank, and (ii) such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as Administrative Agent may reasonably request, in connection therewith.

                                    SECTION 8
                         NEGATIVE COVENANTS OF BORROWER

     8. Borrower covenants and agrees that so long as the credit hereby granted shall remain available in whole or in part or until the full and final payment of all indebtedness incurred hereunder, unless Majority Banks waive compliance in writing:

     8.1 Indebtedness. The Borrower will not, nor will it permit any other
         ------------
Credit Party to, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing or arising under this Agreement or the other Loan Documents;

          (b) Indebtedness of up to $2.0 billion of principal owing under that Revolving Credit Agreement dated as of October 1, 2001 (as amended and modified, the "GMAC Credit Agreement") between the Borrower, as borrower,
                    ---------------------
     and General Motors Acceptance Corporation ("GMAC"), as lender, consisting
                                                 ----
     of up to $500 million of principal in revolving credit financing evidenced by a promissory note in the principal amount of $500 million (as amended and modified, the "GMAC Shared Collateral Note") to be secured by the same
                        ---------------------------
     collateral securing the loans and obligations under this Agreement and the remaining amount of such financing evidenced by a promissory note in the principal amount of $1.5 billion (as amended and modified, the "GMAC Cash
                                                                     ---------
     Secured Note") to be secured by funds advanced by the Borrower to GMAC
     ------------
     pursuant to that certain Loan Set-Off and Security Agreement dated as of October 1, 2001 (as amended and modified, the "GMAC Security Agreement"),
                                                    -----------------------
     with such funds being held on deposit in the GMAC Credit Balance Account, such Credit Balance Account being pledged for the exclusive benefit of GMAC (or subsequent holder of the loans and obligations under the GMAC Credit Agreement), together with the guaranty of the GMAC Shared Collateral Debt by certain subsidiaries of the Borrower;

          (c) Indebtedness of the Borrower and the other Credit Parties existing on the Amendment Date and set forth on Schedule 8.1, and renewals,
                                            ------------
     refinancings and
     extensions thereof on then applicable market terms and conditions (except in the case of Indebtedness owing to GMAC which shall be on the terms in the GMAC Credit Agreement);

          (d) purchase money Indebtedness (including obligations in respect of capital leases but excluding Synthetic Leases) hereafter incurred by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) such Indebtedness when incurred shall not exceed the
     --------
     purchase price of the asset(s) financed; and (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (e) up to $140 million in the aggregate of obligations of the Borrower and its Subsidiaries in respect of letters of credit issued after the Amendment Date;

          (f) obligations of the Borrower or any of the other Credit Parties owing under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

          (g) unsecured intercompany Indebtedness owing by a Credit Party to a member of the Consolidated Group;

          (h) other Funded Debt in an aggregate principal amount of up to $100 million at any time;

          (i) Support Obligations with respect to any Indebtedness permitted under clauses (a) through (h) of this Section 8.1;

          (j) Funded Debt of a Credit Party secured by Liens on the investments described in Schedule 3.4(b)(ii), provided that no more than $25 million of
                  -------------------  --------
     such indebtedness shall have recourse to such Credit Party;

          (k) Funded Debt of a Credit Party under notes issued in connection with, or in anticipation of, the merger by the Borrower (or HEC Holdings, Inc. a holding company formed to hold all of the capital stock of the Borrower) with EchoStar Communications Corporation; and

          (l) contracts for Indebtedness (but not the incurrence of such Indebtedness, unless arrangements satisfactory to the Administrative Agent, for the full and final payment of all Indebtedness incurred hereunder shall have been made) to be incurred in connection with the consummation of the transactions contemplated by the EchoStar Transaction Documents.

     8.2 Financial Covenants.
         -------------------

     (a) Consolidated Net Worth. As of the end of each fiscal quarter,
         ----------------------
Consolidated Net Worth shall be not less than the sum of (i) $9.3 billion, (ii) for each fiscal quarter ending after the Amendment Date, an amount equal to fifty percent (50%) of Consolidated Net Income (but not less than zero) for such fiscal quarter, such increases to be cumulative, and (iii) an amount equal to one hundred percent (100%) of net proceeds received from Equity Transactions occurring after the Amendment Date.

     (b) Consolidated Leverage Ratio. As of the end of each fiscal quarter, the
         ---------------------------
Consolidated Leverage Ratio shall be not greater than:

Fiscal Quarter Ending
---------------------

March 31, 2002          6.0:1.0
June 30, 2002           6.75:1.0
September 30, 2002      6.75:1.0
December 31, 2002       6.0:1.0

     (c) Consolidated Interest Coverage Ratio. As of the end of each fiscal
         ------------------------------------
quarter, the Consolidated Interest Coverage Ratio shall be not less than:

Fiscal Quarter Ending
---------------------

March 31, 2002       2.50:1.0
June 30, 2002        2.0:1.0
September 30, 2002   2.0:1.0
December 31, 2002    2.25:1.0

     (d) Minimum Liquidity/Availability. The Borrower will maintain at all times
         ------------------------------
at least $150 million in the sum of (i) unrestricted and unencumbered cash and Cash Equivalents on hand, and (ii) availability remaining under this Agreement and availability under the GMAC Credit Agreement in excess of cash collateral in the GMAC Credit Balance Account.

     (e) Consolidated Capital Expenditures. Consolidated Capital Expenditures
         ---------------------------------
will not exceed:

                  Period
                  ------

January 1, 2002 through March 31, 2002                            $  450,000,000
January 1, 2002 through June 30, 2002                             $  800,000,000
January 1, 2002 through September 30, 2002                        $1,100,000,000
January 1, 2002 through December 5, 2002                          $1,450,000,000

     8.3 Liens. The Borrower will not, nor will it permit any other Credit Party
         -----
to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property, whether now owned or after acquired, except for Permitted Liens.

     8.4 Nature of Business. The Borrower will not, nor will it permit the
         ------------------
Credit Parties taken as a whole to, substantively alter the character or conduct of its or their business conducted as of the Amendment Date.

     8.5 Merger and Consolidation, Dissolution and Acquisitions.
         ------------------------

     (a) Except for the transactions contemplated in the EchoStar Transaction Documents, the Credit Parties will not enter into any transaction of merger or consolidation, except that:

          (i) a Credit Party may be party to a transaction of merger or consolidation with another Credit Party; provided that if the Borrower is a
                                              --------
     party to such transaction, it shall be the surviving entity;

          (ii) a Foreign Subsidiary may be party to a transaction of merger or consolidation with a Subsidiary of the Borrower; provided that (A) if a
                                                      --------
     Domestic Subsidiary is a party thereto, it shall be the surviving entity and if such Domestic Subsidiary is not already a Credit Party, it shall execute and deliver such joinder agreements as may be necessary for compliance with the provisions of Section 7.11, and (B) if a Foreign Subsidiary is a party thereto and a Domestic Subsidiary is not a party thereto, the surviving entity shall be a Foreign Subsidiary and the Borrower and its Subsidiaries shall be in compliance with the requirements of Section 7.11;

          (iii) a Domestic Subsidiary of the Borrower may be a party to a transaction of merger or consolidation with a Person other than a member of the Consolidated Group; provided that (A) the surviving entity shall be a
                             --------
     Domestic Subsidiary of the Borrower and shall execute and deliver such joinder agreements as may be necessary for compliance with the provisions of Section 7.11, (B) no Event of Default or Unmatured Event of Default shall exist immediately after giving effect thereto, and (C) the transaction shall otherwise constitute a Permitted Acquisition;

          (iv) a Subsidiary of the Borrower may enter into a transaction of merger or consolidation in connection with an Asset Disposition permitted under Section 8.6; and

          (v) a Credit Party may enter into a transaction of merger or consolidation set forth in Schedule 8.5(a).
                                ---------------

     (b) Except as set forth in Schedule 8.5(b), the Credit Parties will not
                                ---------------
dissolve, liquidate or wind up their affairs.

     (c) No Credit Party shall make any Acquisition, unless after giving effect to such acquisition, such Acquisition shall constitute both a Permitted Acquisition and a Permitted Investment.

     8.6 Asset Dispositions. The Borrower (I) will not sell or otherwise dispose
         ------------------
of the capital stock of PAS unless all shares owned by the Borrower, directly or indirectly, are sold or otherwise disposed of in such a transaction yielding minimum net cash proceeds in an aggregate amount not less than the sum of the principal amount of Loan Obligations hereunder and the principal amount of the GMAC Shared Collateral Debt, and (II) will not nor will it permit any other Credit Party to, make any other Asset Disposition, except for

          (i) Asset Dispositions of up to $500 million in the aggregate from the Amendment Date; provided that (A) not less than 85% of the sales proceeds
                     --------
     shall be paid in cash on the date of sale, (B) no Event of Default or Unmatured Event of Default shall exist after giving effect to any such sale on a pro forma basis, and (C) the net cash proceeds from any such sale shall be applied to the Loan Obligations hereunder as provided in Section 3.4(b)(ii);

          (ii) the sale of Non-Core Assets with a net book tangible asset value of up to $50 million in the aggregate from the Amendment Date, provided
                                                                    --------
     that (A) an Authorized Designee will deliver a certificate to the Administrative Agent demonstrating that after giving effect to the sale on a Pro Forma Basis the Consolidated Leverage Ratio will not increase, (B) no Event of Default or Unmatured Event of Default shall exist after giving effect to any such sale on a pro forma basis, and (C) the net cash proceeds from any such sale that is an Asset Disposition shall be applied to the Loan Obligations hereunder as provided in Section 3.4(b)(ii);

          (iii) other Asset Dispositions with the consent of the Administrative Agent and the Majority Banks;

          (iv) Asset Dispositions resulting from the receipt of cash insurance proceeds and condemnation awards; and

     (v) Asset Dispositions described in Schedule 8.6.
                                         ------------

     The parties agree any sale or disposition permitted by this Agreement shall be made free and clear of the liens and encumbrances securing the loans and obligations under this Agreement and the other loans and obligations secured by the same collateral. In connection with any sale or disposition permitted by this Agreement, the Collateral Agent and the Administrative Agent will deliver, promptly upon the request and at the expense of the Borrower, such directions, confirmation and documentation as is necessary or appropriate to give effect to the release of the liens and security interests in the property that is the subject of the sale or disposition in order to give effect to the provisions of this Section, including amendment, release and termination of UCC financing statements, return of pledged stock certificates and the release of a Guarantor, as applicable, from its guaranty obligations to give effect to the sale or disposition.

     8.7 Investments. The Borrower will not, nor will it permit any other Credit
         -----------
Party to, make or permit to exist Investments, except for Permitted Investments.

     8.8 Restricted Payments. Except as set forth in Schedule 8.8, the Borrower
         -------------------                         ------------
will not make or declare, any Restricted Payment without the prior written consent of the Majority Banks.

     8.9 Modifications and Payments in respect of Funded Debt. None of the
         ----------------------------------------------------
Credit Parties will, except in connection with a refinancing, refunding or disposition of assets permitted hereunder, make any prepayment, redemption, defeasance or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Funded Debt (other than the Indebtedness under the Loan Documents and intercompany Indebtedness permitted hereunder) other than (i) regularly scheduled payments of principal and interest on such Funded Debt and (ii) in the case of Funded Debt under the GMAC Credit Agreement, prepayments of principal but only at any time when the Loan Obligations hereunder shall have been paid to zero ($0) or, in the case of LOC Obligations, cash collateralized and the Commitments under this Agreement shall have been terminated, provided that the
                                                             --------
foregoing shall not in any way impair the ability of GMAC to set-off against the GMAC Credit Balance Account (or take other remedial action in respect of the GMAC Credit Balance Account).

     8.10 Transactions with Affiliates. Except as set forth on Schedule 8.10,
          ----------------------------                         -------------
the Borrower will not, nor will it permit any other Credit Party to, enter into or permit to exist any material transaction or series of transactions with any shareholder, Subsidiary or Affiliate of such Person other than (a) transactions between members of the Consolidated Group in the ordinary course of business,
(b) transactions permitted by Section 8.1, Section 8.5, Section 8.6, Section 8.7, or Section 8.8 and (c) except as otherwise specifically limited in this Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than a shareholder, Subsidiary or Affiliate.

     8.11 Fiscal Year. The Borrower will not, nor will it permit any other
          -----------
Credit Party to, change its fiscal year without the prior written consent of the Majority Banks.

     8.12 Limitation on Restricted Actions. The Borrower will not, nor will it
          --------------------------------
permit any other Credit Party to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (a) pay dividends or make any other distributions on its capital stock or other equity interest or with respect to any other interest or participation in, or measured by, its profits, (b) pay any Indebtedness or other obligation, (c) make loans, advances or capital contributions, (d) sell, lease or otherwise transfer any of the properties or assets subject to the Collateral Documents, or (e) act as a guarantor or grant a Lien on or a pledge of its assets, except for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Loan Documents,
(ii) pursuant to the terms of any purchase money Indebtedness permitted by
Section 8.1(d) to the extent such limitations relate only to the property that is the subject of such financing, (iii) under the GMAC Credit Agreement, (iv) under the credit agreement or other instrument governing Funded Debt issued under Section 8.1(j) or 8.1(k) or the cash collateral permitted in respect of letters of credit under clause (iii) of the definition of "Permitted Liens", (v) under the EchoStar Transaction Documents and (vi) restrictions of Governmental Authorities.

     8.13 Ownership of Subsidiaries; Limitations on Borrower. The Borrower will
          --------------------------------------------------
not, nor will it permit any other Credit Party to, (i) permit any Person (other than the Borrower or any wholly owned Subsidiary of the Borrower) to own any capital stock or other equity interest of any Credit Party (other than the Borrower), except (A) to qualify directors where required by applicable law or to satisfy other requirements of applicable law with respect to the ownership of capital stock or other equity interest of Foreign Subsidiaries or (B) as a result of or in connection with a dissolution, merger, consolidation or disposition of a Subsidiary permitted under Section 8.5 or Section 8.6, (ii) permit any Credit Party (other than the Borrower) to issue any shares of preferred capital stock or other equity interest or (iii) permit, create, incur, assume or suffer to exist any Lien on any capital stock or other equity interest of any Credit Party (other than the Borrower), except for Permitted Liens.

     8.14 Sale Leasebacks. Except for transactions described in the second
          ---------------
proviso of clause (ix) of the definition of "Permitted Liens", which shall not constitute a sale and leaseback transaction hereunder, the Borrower will not, nor will it permit any other Credit Party to, enter into any sale and leaseback transaction unless such sale and leaseback transaction is permitted by Section 8.1(d) and Section 8.6, and the net proceeds therefrom are applied to the Loans hereunder as provided in Section 3.4(b)(ii) hereof.

                                    SECTION 9
                                EVENTS OF DEFAULT

     9.1 Events of Default. If one or more of the following described Events of
         -----------------
Default shall occur:

     (a) Borrower shall default in the due and punctual payment of (i) the principal of any Loan or reimbursement obligation in respect of any drawing under a Letter of Credit when due,(ii) the interest on any Loan within two Business Days of its due date, (iii) any fee due hereunder within 10 Business Days of its due date; or (iv) any other amount due from it hereunder within 30 Business Days of its due date; or

     (b) Borrower or any of the other Credit Parties shall fail to perform or observe any of the terms, provisions, covenants, conditions, agreements or obligations contained herein (other than Section 7.3, and Sections 8.1 through 8.14,) and such failure shall continue for more than 20 days after written notice from Administrative Agent to Borrower of the existence and character of such failure to perform or observe; or

     (c) Borrower or any of the other Credit Parties shall fail to perform or observe any of the terms, provisions, covenants, conditions agreements or obligations contained in Section 7.3 and Sections 8.1 through 8.14; or

     (d) (i) Borrower or any of the other Credit Parties or PanAmSat Corporation, a Delaware corporation (which solely for purposes of this clause
(d) shall be deemed to be included as and considered to be a "Credit Party") shall become insolvent, or be unable, or admit in writing its inability, to pay its debts as they become due; or (ii) Borrower or any other Credit Party shall make an assignment for the benefit of creditors or to an agent authorized to liquidate any substantial amount of its properties or assets; or (iii) Borrower or any other Credit Party shall file or have filed against it a petition in bankruptcy or seeking reorganization or to effect a plan or other arrangement with creditors or winding up or dissolution and such filing against it shall not be dismissed within 60 days after the date of such filing; or (iv) Borrower or any other Credit Party shall apply for or consent to the appointment of or consent that an order be made appointing any receiver or trustee for any of its or their properties, assets or business, or if a receiver or a trustee shall be appointed for all or a substantial part of its or their properties, assets or business; or (v) an order for relief shall be entered against Borrower or any other Credit Party under the United States federal bankruptcy laws as now or hereafter in effect; or (vi) Borrower or any other Credit Party shall take any action indicating its consent to, approval of or acquiescence in, any of the foregoing; or

     (e) Any representation or warranty made by Borrower herein or by the Borrower or any of the other Credit Parties in any other Loan Document or any certificate or financial or other statement heretofore or hereafter furnished by Borrower or any of its officers to Administrative Agent or the Banks proves to be in any material respect false or misleading as of the date when made, deemed made or reaffirmed; or

     (f) Any final judgment, decrees, writs of execution, attachments or garnishments or any Liens, or any other legal processes shall be issued or levied against any of the assets or property of Borrower or any of the other Credit Parties (and shall not have been vacated, discharged or stayed within thirty days) in amounts which in the aggregate would result in a Material Adverse Effect (without limiting the generality of the foregoing, a judgment in excess of $75,000,000 in the aggregate shall, for purposes only of this Section 9.1(f), be deemed to result in a Material Adverse Effect); provided, however,
                                                           --------  -------
that such aggregate amount shall include only amounts in excess of (i) insurance coverage therefor and (ii) reserves on the books of Borrower or any of the other Credit Parties therefore; provided, further, that such aggregate amount shall
                          --------
not include any amounts with respect to matters subject to appeal conducted in good faith and diligently pursued or other further legal process by Borrower or any of the other Credit Parties, or any amounts with respect to any such legal process which Borrower or any of the other Credit Parties has detached from such property by posting of a bond or equivalent process; or

     (g) All, or substantially all, of the assets and property of Borrower or any of the other Credit Parties shall be condemned, seized or otherwise appropriated; or

     (h) Any fact or circumstance (including without limitation a Reportable Event), which results in, or which Majority Banks determine in good faith could reasonably be expected to result in, the termination of any Plan of Borrower, any of its Subsidiaries or any ERISA Affiliate by the Pension Benefit Guaranty Corporation or the appointment by an appropriate United States District Court of a trustee to administer any such Plan, shall occur and shall continue for 30 days after written notice of such determination shall have been given to Borrower or any of its Subsidiaries by Administrative Agent, or a trustee shall be appointed by the appropriate United States District Court to administer any Plan of Borrower or any of its Subsidiaries, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any Plan of Borrower or any of its Subsidiaries or to appoint a trustee to administer any such Plan and, upon the occurrence of any of the foregoing, the aggregate amount of the unfunded vested liability for the benefits guaranteed by the Pension Benefit Guaranty Corporation under all such Plans and the present value of any Withdrawal Liability which remains unpaid is reasonably estimated to be in excess of $75,000,000 and such liability is not covered by insurance; or

     (i) Borrower or any of the other Credit Parties (i) fails to make any payment (or otherwise satisfy) in respect of any indebtedness for money borrowed when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) an event of default shall occur which permits the acceleration of indebtedness for money borrowed under any other agreement, contract, indenture, document or instrument executed, or which may be executed, by Borrower or any of the other Credit Parties, which failure or event of default has not been waived or cured; provided, however, that no Event of Default shall exist hereunder if the amount of the indebtedness which is not paid or may be accelerated with respect to the defaulted obligations shall not exceed in the aggregate $75,000,000; or

     (j) (i) Any Credit Party shall default in the due performance or observance of any term, covenant or agreement in any of the other Loan Documents (and such failure shall continue for 20 days after notice thereof) or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.5 or Section 8.6, any Loan Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

     (k) Except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.5 or Section 8.6, the guaranty given by any Guarantor (including any Person that becomes a Guarantor after the Amendment Date in accordance with Section 7.14) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Person that becomes a Guarantor after the Amendment Date in accordance with
Section 7.14) or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty (and such failure shall continue for 20 days); or

     (l) Any sale, spin-off, disposition or other transaction whereby, (i) GM will no longer beneficially own directly or indirectly at least 51 percent (51%) of the issued and outstanding capital stock of Borrower having voting power under ordinary circumstances to elect directors of Borrower shall have occurred or (ii) the Borrower will no longer beneficially own directly or indirectly at least 51 percent (51%) of the issued and outstanding capital stock of PanAmSat Corporation, a Delaware corporation, having voting power under ordinary circumstances to elect directors of PanAmSat Corporation shall have occurred;

then (a) automatically upon the occurrence of an Event of Default under Section 9.1(d), the Commitments shall immediately terminate, and all Loans and other liabilities and obligations outstanding under this Agreement shall, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, if not herein otherwise then due and payable, together with all costs and expenses (including break and funding costs and other costs in connection with the relending, reborrowing, funding or other employing of funds) incurred by the Banks as a result thereof, anything herein or in any agreement, contract, indenture, document or instrument contained to the contrary notwithstanding; and
(b) at any time after the occurrence of an Event of Default other than under
Section 9.1(d), and in each and every such case, unless such Event of Default shall have been remedied by Borrower to the satisfaction of Majority Banks or waived in writing by Majority Banks (except in the case of an Event of Default under Section 9.1.(a), the waiver of which shall require the consent of all the Banks), Administrative Agent may, with the consent of the Majority Banks, or shall, upon the direction of Majority Banks, immediately terminate the Commitments, whereupon the same shall be cancelled and reduced to zero and any Loan Request given in respect of a Borrowing Date occurring on or after the date of such notice of cancellation shall cease to have effect and all Loans and all accrued interest thereon and all other liabilities and obligations (including an obligation to pay over cash collateral in the amount of LOC Obligations) outstanding under this Agreement shall, thereupon, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, be forthwith due and payable, if not otherwise then due and payable, together with all reasonable costs and expenses (including break and funding costs and other costs in connection with the relending, reborrowing, funding or other employing of funds) incurred by the Banks as a result thereof, anything herein or in any other agreement, contract, indenture, document or instrument contained to the contrary notwithstanding. Thereafter any Bank or the Banks may immediately, and without expiration of any period of grace, enforce payment of all liabilities and obligations of Borrower under this Agreement.

     9.2 Recovery of Amounts Due. If any amount payable hereunder is not paid as
         -----------------------
and when due, Borrower hereby authorizes Administrative Agent, each Bank and their respective Affiliates to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker's lien or counterclaim, against any moneys or other assets of Borrower in any currency that may at any time be in the possession of Administrative Agent or any of its Affiliates or such Bank or any of its Affiliates, at any branch or office thereof, to the full extent of all amounts payable to Administrative Agent and the Banks hereunder. Any Bank that so proceeds or that has an Affiliate that so proceeds shall forthwith give notice to Administrative Agent of any action taken by such Bank or Affiliate pursuant to this Section 9.2.

     9.3 Rights Cumulative. The rights of Administrative Agent and the Banks
         -----------------
provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity.

                                   SECTION 10
                                    THE BANKS

     10.1 Administration of Loan. The general administration of the Loans shall
          ----------------------
be by Administrative Agent and shall be governed by the provisions set forth in Exhibit C attached hereto and incorporated herein by reference.
---------

     10.2 Representations By Banks. Each Bank hereby represents that it will
          ------------------------
make each Loan hereunder in the ordinary course of its business and not with a view to engage in any distribution of any evidence of indebtedness to the public and any participation or disposition of any Note shall not, without the consent of Borrower, require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify any Note under the blue sky law of any state; provided, however, disposition of any evidence of indebtedness held by such Bank shall at all times be within its exclusive control subject only to the provisions of Section 11.11 and Section 10 of Exhibit C.
---------

                                   SECTION 11
                            MISCELLANEOUS PROVISIONS

     11.1 Amendments and Waivers. No amendment or waiver of any provision of
          ----------------------
this Agreement, and no consent with respect to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Majority Banks (or by the Administrative Agent at the written request of Majority Banks) and the Borrower and acknowledged by Administrative Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all Banks and Borrower and acknowledged by Administrative Agent, do any of the following:
(a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to Section 9.1); (b) postpone or delay any date fixed by this Agreement for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder; (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder; (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or (e) amend this Section or any provision herein providing for consent or other action by all Banks; provided,
                                                                     --------
further, that no amendment, waiver or consent shall, unless in writing and
-------
signed by Administrative Agent in addition to Majority Banks or all Banks, as the case may be, affect the rights or duties of Administrative Agent under this Agreement or rights or privileges thereunder.

     11.2 Notices. All notices, payments, requests, reports, information,
          -------
demands and other communications which any party hereto may desire, or may be required, to give or make to any other party hereto, shall (unless otherwise permitted as a telephonic notice or request hereunder) be given by mailing the same, postage prepaid, or by facsimile transmission, or by hand delivery or courier, to each party at its address set forth in Exhibit D attached hereto and
                                                   ---------
incorporated herein by reference, or to such other address as may, from time to time, be specified in writing by Borrower or any Bank. Such communications shall be deemed to have been duly given and received in the case of mail when sent by pre-paid certified or registered mail correctly addressed to the addressee, in the case of facsimile transmission, when transmission has been sent, in the case of hand delivery or courier, when received. Administrative Agent may rely and act upon any Loan Request made by telephonic or facsimile instructions to Administrative Agent by any Person purporting to be an authorized Person of Borrower, and Borrower shall be unconditionally and absolutely estopped from denying the authenticity and validity of any transaction or act made by Administrative Agent or any Bank in reliance thereon. Each party hereto shall promptly confirm by facsimile any telephone communication made by it to another pursuant to this Agreement but the absence of such confirmation shall not affect the validity of such communication, which shall be effective upon receipt. If there is any conflict between any telephonic communication and a written confirmation, the written communication shall govern; provided, however, that the recipient of such communication shall be held harmless by all parties hereto with respect to any action taken in reliance on the telephonic communication prior to the time such recipient receives and has had reasonable time to review the subsequent written confirmation and initiate such corrective action as the recipient deems reasonable under the circumstances.

     11.3 Waiver. Neither the failure of, nor any delay on the part of, any
          ------
party hereto in exercising any right, power or privilege hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any other default of the same or of any other term or provision. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

     11.4 New York Law. The interpretation, enforcement and effect of this
          ------------
Agreement, the Loans and any agreements, contracts, indentures, documents or instruments delivered in accordance herewith, shall be governed and controlled in all respects by and construed according to the substantive laws of the State of New York, to the jurisdiction of whose courts the parties hereto hereby agree to submit.

     11.5 Headings. The headings set forth herein are solely for the purpose of
          --------
identification and shall not be construed as a part of the sections or subsections which they head.

     11.6 [Intentionally Omitted.]

     11.7 Counterparts. This Agreement may be executed in any number of
          ------------
counterparts and by the different parties hereto on separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument.

     11.8 Written Disclosure. Wherever written disclosure by Borrower to Banks
          ------------------
is required or permitted by this Agreement, written disclosure to Administrative Agent by Borrower shall constitute such disclosure.

     11.9 Singular; Plural. Whenever used herein, the singular number shall
          ----------------
include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

     11.10 Illegality. The illegality or unenforceability of any provision of
           ----------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     11.11 Assignments. This Agreement shall bind and inure to the benefit of
           -----------
the parties hereto and their respective successors and assigns. No party hereto may assign or transfer all or any part of its rights and obligations hereunder, except that:

     (a) Any Bank may, with the prior written consent of Borrower at all times other than during the existence of an Event of Default, the Administrative Agent and the Issuing Bank, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of Borrower or the Administrative Agent shall be required in connection with any assignment and delegation by Bank to an Approved Bank Affiliate of such Bank or another Bank), all or any part of the respective Loan Obligations and the Commitments relating thereto and the other rights and obligations of such Bank hereunder. Upon execution of a Notice of Assignment and Acceptance by such Eligible Assignee in which it agrees to abide by all of the terms, conditions and obligations applicable to a Bank herein and in the Intercreditor Agreements and to have the Commitments as specified in such Notice of Assignment and Acceptance, such Eligible Assignee shall be deemed a Bank hereunder to the same extent as if it were a signatory hereto and, thereafter, such Eligible Assignee shall for all purposes be considered a "Bank" hereunder.
                                                               ----
Administrative Agent shall be entitled to a $2,500 processing fee, payable by the assignor, with respect to any such assignment by a Bank.

     (b) Subject to Section 11.16, Borrower authorizes each Bank and each Arranger to disclose to any prospective assignee and assignee any and all information in such Bank's or such Arranger's possession concerning Borrower, this Agreement and any collateral.

     (c) Notwithstanding anything to the contrary contained herein, any Bank (a "Granting Bank") may grant to a special purpose funding vehicle (an "SPC"),
 -------------                                                       ---
identified as such in writing from time to time by the Granting Bank to Administrative Agent and Borrower, the option to provide to Borrower all or any part of any Loan Obligations that such Granting Bank would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i)
                                                              --------
nothing herein shall constitute a commitment by any SPC to make any Extension of Credit, (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Extension of Credit, the Granting Bank shall be obligated to make such Extension of Credit pursuant to the terms hereof. The making of an Extension of Credit by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Extension of Credit were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary contained in this Section, any SPC may (i) with notice to, but without the prior written consent of, Borrower and Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of the Loan Obligations and (ii) subject to the provisions of Section 11.16 hereof, disclose on a confidential basis any non-public information relating to its Loan Obligations to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC.

     11.12 Obligations Several. The obligations of each Bank under this
           -------------------
Agreement are several. Neither Administrative Agent nor any Bank shall be liable for the failure of any other Bank to perform its obligations under this Agreement.

     11.13 Participations. Any Bank may at any time sell, or grant
           --------------
participations in all or part of its Commitments or any Loan or Loans made to Borrower under this Agreement to any other Person, other than an individual (a "Participant"); provided, however, no Bank may be relieved of its obligations
 -----------
under this Agreement except with the consent of Borrower and Administrative Agent. Any such sale or grant of a participation is subject to the following conditions:

     (a) Administrative Agent and Borrower may, for all purposes of this Agreement, deem and treat a Bank party to this Agreement as the owner of such Bank's Loans hereunder for all purposes hereof until a written notice of the sale or participation shall have been received by Administrative Agent, together with Borrower's consent to treat such Participant as owner of such Loan.

     (b) Subject to Section 11.16, Borrower authorizes each Bank and the Administrative Agent to disclose to any prospective Participant and to any Participant any and all information in such Bank's or the Administrative Agent's possession concerning Borrower, this Agreement and any collateral.

     (c) Any agreement pursuant to which a Bank grants a participation in its rights with respect to any Loan or Loans shall provide that, with respect to any such Loan or Loans, such Bank shall retain the sole right and responsibility to exercise the rights of a Bank under this Agreement including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement and the right to take action to declare any amount due and payable pursuant to Section 9; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement without the consent of the Participant if such modification, amendment or waiver would (i) increase the amount of the Total Commitments or change the Commitments of such Bank, (ii) reduce interest, principal or fees owing to such Bank hereunder, (iii) extend the fixed date on which any sum is due hereunder, or (iv) release or subordinate any collateral.

     (d) Except as provided in this Section 11.13, no recipient of a participation in a Loan or Loans of any Bank shall have any rights under this Agreement other than to receive payment of principal of, and interest on the Loans and of such other amounts as Banks are entitled to receive pursuant to Sections 3.1, 3.2, 3.3, and 3.4 of this Agreement and subject to the Intercreditor Agreements; provided, however such recipients shall be entitled to receive pursuant to Sections 3.1, 3.2 and 3.3 only the lesser of (i) the amount that the Bank from which the recipient received its participation would have received had such Bank not transferred an interest in its Loans to such recipient and (ii) the additional costs actually incurred by such recipient; and any demand by a Participant for payment hereunder shall certify that the amount demanded does not exceed the amount Participant is entitled to receive under this subsection (d).

     (e) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Loans owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

     11.14 Fees and Expenses. Borrower agrees to pay on demand (a) to
           -----------------
Administrative Agent all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Administrative Agent in connection with the preparation and administration of this Agreement and any documents including any amendments, waivers, or other modifications and (b) all reasonable costs, expenses and attorneys' fees (including allocated costs for in-house legal services) incurred by Administrative Agent and Banks in connection with the enforcement of this Agreement and any instrument or agreement required hereunder and in connection with any refinancing or restructuring of the Loans in the nature of a "work-out"; provided, however that, in addition to costs of Administrative
 --------
Agent's in-house counsel, Borrower shall be obligated to pay for the costs of no more than one counsel for Administrative Agent and all Banks (without prejudice to any Bank's right to engage additional counsel at its own cost and expense) unless any Bank shall in good faith reasonably determine that there is a conflict of interest that causes it to be reasonably necessary for such Bank to be represented by separate counsel.

     11.15 Indemnity. Borrower agrees to indemnify the Administrative Agent,
           ---------
each Arranger, each Bank and their respective directors, officers, agents and employees (collectively, the "Indemnitees") from and hold each of them harmless
                              -----------
against any and all losses, liabilities, claims, damages or expenses reasonably incurred by any of them arising out of or by reason of any investigation by governmental or judicial authorities or being made a party to any litigation or other similar proceeding related to any use made or proposed to be made by Borrower of the proceeds of any Loan for the acquisition of any other Person including, without limitation, the reasonable fees and disbursements of counsel (including allocated costs for in-house legal services) incurred in connection with any such investigation, litigation or other proceeding; provided, however,
                                                             --------  -------
that Borrower shall have no obligation to indemnify or pay for the costs and expenses of more than one counsel for the Indemnitees, unless any Indemnitee shall in good faith reasonably determine that there is a conflict of interest that causes it to be reasonably necessary for any Indemnitees to be represented by other counsel. Counsel chosen to represent any Indemnitee pursuant to the previous sentence shall be reasonably satisfactory to Borrower. The obligations of Borrower under this Section shall survive the termination of this Agreement.

     11.16 Confidentiality. In consideration of Borrower furnishing Confidential
           ---------------
Information (as defined below) to the Banks, the Arrangers and the Administrative Agent (collectively, the "Recipients") and their respective
                                         ----------
directors, officers and employees (collectively, the "Representatives"), each
                                                      ---------------
Recipient agrees for itself that:

     (a) Such Recipient shall keep the Confidential Information confidential and shall not, without Borrower's prior written consent, disclose it in any manner whatsoever, in whole or in part, and shall not use the Confidential Information other than in connection with this Agreement. Each Recipient agrees to reveal the Confidential Information only to its Representatives, bank affiliates, auditors, counsel and other advisors, representatives or agents who need to know the Confidential Information for the purpose of this Agreement, who are informed by such Recipient of the confidential nature of the Confidential Information and who shall agree to act in accordance with the terms and conditions of this section. Each Recipient shall be responsible for any breach of this Section by its Representatives.

     (b) Without Borrower's prior written consent, no Recipient shall disclose to any Person the fact that the Confidential Information has been made available, that such Recipient is entering into this Agreement, or any other facts with respect to this Agreement.

     (c) Upon payment in full of all obligations owing to a Recipient and termination of such Recipient's Commitments, if any, hereunder, copies of the Confidential Information shall be returned to Borrower immediately upon its request, except for that portion of the information which consists of analyses, compilations, forecasts, studies or other documents prepared by a Recipient or its Representatives based on Confidential Information, which portion shall either be destroyed (as evidenced by a certificate of destruction signed by a duly authorized offer of such Recipient) or held by such Recipient and kept confidential and subject to the terms of this section; provided that such
                                                       --------
Recipient shall not be required to return or destroy Confidential Information to the extent such Recipient reasonably determines that its retention of such Confidential Information is required by applicable law or regulation. Any oral Confidential Information shall continue to be subject to the terms of this Section.

     (d) Confidential Information shall not include such portions of the information furnished to a Recipient which (i) are or become generally available to the public other than as a result of a disclosure by such Recipient or its Representatives in violation of this Agreement, (ii) become available to such Recipient on a non-confidential basis from a source (other than Borrower or its Representatives) which is not known by such Recipient to be prohibited from disclosing such information to such Recipient, or (iii) were in such Recipient's possession prior to being furnished to such Recipient or its Representatives provided that the source of such information was not known by such Recipient to be prohibited from disclosing the information to such Recipient.

     (e) Except as otherwise expressly set forth in this Agreement, each Recipient acknowledges that neither Borrower nor any of its Representatives makes any express or implied representation or warranty as to the accuracy or completeness of the information furnished to such Recipient, and that neither Borrower nor any of its Representatives shall have any liability resulting from the use of the information furnished to any Recipient, errors therein or omissions therefrom.

     (f) In the event any Recipient or any person to whom it transmits the Confidential Information pursuant to this Agreement becomes legally compelled to disclose any of the information, such Recipient shall, to the extent permitted by law, provide Borrower with prompt written notice thereof so that the Borrower may seek a protective order or other appropriate remedy and/or waiver such Recipient's compliance with the provisions of this section, In the event that such protective order or other remedy is not obtained, or that Borrower waives any Recipient's compliance with the provisions of this section, such Recipient may furnish only that portion of the Confidential Information which it is advised by written opinion of counsel that the disclosure thereof is legally required, and shall exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information so disclosed.

     (g) Notwithstanding the foregoing, a Recipient may (i) disclose any Confidential Information to bank examiners; (ii) use any Confidential Information in connection with the management, supervision and enforcement of this Agreement, including the enforcement of such Recipient's rights under any agreement executed in connection therewith; (iii) disclose any Confidential Information in connection with any litigation or dispute involving any such Person or the Borrower and related to this Agreement or to any use of proceeds of the Loans; (iv) disclose any Confidential Information to other Recipients; and (v) disclose Confidential Information to prospective assignees and Participants and assignees and Participants pursuant to Sections 3.8, 11.11(b) and 11.13(b); provided, further, that in each of the foregoing cases, such Person shall use its best efforts to ensure that any such disclosure will be made under procedures reasonably calculated to maintain the confidentiality of such Confidential Information.

     For purposes of this Section, "Confidential Information" means information
                                    ------------------------
relating to the business, operation or technology of Borrower or its affiliates which Borrower has furnished to the Banks, the Arrangers, the Administrative Agent, or their Representatives which is either non-public, confidential or proprietary in nature, together with copies and other reproductions thereof, and analyses, compilations, forecasts, studies or other documents prepared by any Banks or its Representatives which contain or otherwise reflect such information.

This section shall survive termination of the Agreement.

     11.17 [Intentionally Omitted.]

     11.18 Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY
           --------------------------------
EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED

BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto in New York, New York as of the date first hereinabove written.

                                    HUGHES ELECTRONICS
                                    CORPORATION


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., as
                                    Administrative Agent


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK, as
                                    Syndication Agent and a Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CITICORP USA, INC., as Documentation
                                    Agent and a Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    THE CHASE MANHATTAN BANK, as
                                    Documentation Agent and a Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    BANK OF AMERICA, N.A., as a Bank


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    BANKERS TRUST COMPANY


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    THE LONG-TERM CREDIT BANK OF
                                    JAPAN, LTD., LOS ANGELES AGENCY


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    THE MITSUBISHI TRUST & BANKING
                                    CORPORATION, NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    NATIONSBANK OF TEXAS, N.A.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    TORONTO-DOMINION (TEXAS), INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    BANCA DI ROMA - SAN FRANCISCO
                                    BRANCH


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    THE BANK OF NEW YORK


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CIBC INC.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    DEUTSCHE BANK AG NEW YORK
                                    AND/OR CAYMAN ISLANDS
                                    BRANCHES


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    BANK ONE, N.A.


                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title:


                                    ALLFIRST BANK


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    THE FUJI BANK, LIMITED LOS ANGELES
                                    AGENCY


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED LOS ANGELES AGENCY


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    ISTITUTO BANCARIO SAN
                                    PAOLO DI TORINO SpA


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title:


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:
                                        ----------------------------------------
                                    Name:
                                    Title: